                                            ------------------------------------
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                                            OMB Number: 3235-0570
                                            Expires: November 30, 2005
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                                            hours per response. . . . . . . 5.0
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-07912
                                    --------------------------------------------
                              Old Westbury Funds, Inc.
--------------------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)
630 Fifth Avenue                    New York, NY                       10111
--------------------------------------------------------------------------------
            (Address of principal executive offices)                 (Zip code)
          BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 614-470-8000
                                                    ---------------------------

Date of fiscal year end: 10/31/03
                         ----------------------

Date of reporting period: 10/31/03
                          ---------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                    [GRAPHIC]


                                 OLD WESTBURY
                                  FUNDS, INC.
--------------------------------------------------------------------------------

                                       Annual Report
                                       0ctober 31, 2003



                      Bessemer Investment Management LLC
--------------------------------------------------------------------------------
                              INVESTMENT ADVISER

                                     A LETTER FROM THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------



Dear Shareholders:

    During our fiscal year, four distinct events and trends shaped investor sentiment and drove the security markets:

    The geopolitical stage. For much of the first half of the period, uncertainty over the impending war in Iraq unsettled investors and produced marked volatility; after climbing from a low in early October 2002, stocks again retreated in March, as the American military prepared to attack Iraqi forces. But with the conflict resolved swiftly and Saddam Hussein deposed, reassured investors again developed an appetite for stocks, and the market surged sharply higher during the next six months.

    Lower short-term interest rates. Maintaining its efforts to pump liquidity into the economy and keep the economic recovery on track, the Federal Reserve lowered its benchmark Fed Funds rate twice during the period. Since January 2001, the Fed has instituted 13 consecutive cuts, with short-term rates now at their lowest level since the 1950s. As we write this letter in early December, the Fed has just announced its intention to keep the Fed Funds rate at 1 percent for the time being.

    Massive tax cuts. The Jobs and Growth Tax Relief Reconciliation Act of 2003 produced sweeping tax cuts for millions of Americans. The bill lowered income taxes, provided temporary relief from the "marriage penalty" for many couples and triggered a flurry of $400 checks mailed to millions of taxpayers with children. At least in the short run, the tax cuts acted as a powerful economic stimulus, fueling a fresh round of consumer spending.

    An improving economy. A number of factors contributed to new strength in the U.S. economy, which benefited not only from lower interest rates and tax cuts, but also from strong government spending and robust increases in worker productivity. While some concern still remains about job growth, gross domestic product (GDP) numbers indicate that the economy has regained its health.

    All of this news was positive for the stock market. Just before the start of our reporting period, after more than two years of persistent declines, stocks began a volatile, sometimes erratic advance that rewarded committed investors--especially those willing to accept an additional measure of risk.

A LETTER FROM THE CHIEF INVESTMENT OFFICER
(Continued)
--------------------------------------------------------------------------------


Indeed, while the rally lifted equity prices in virtually all sectors, it was the stocks of smaller issuers with questionable fundamentals--little or no earnings, poor growth prospects, no dividends and high betas (beta is a measure of relative risk)--that did best of all.

    In the bond market, the news was less sensational. During the bear stock market of earlier periods, bonds had performed quite strongly on an absolute and relative basis. But while the Fed's actions lowered interest rates at the shortest segment of the yield curve, longer-term rates were pushed modestly higher by market forces, including the belief of most observers that the economy was likely to heat up in coming months. Corporate securities performed well, but returns in most fixed-income sectors were muted by higher rates.

    As for our fund family, we do have several important developments to announce. First, John Chadwick, lead manager of the Old Westbury Core Equities Fund since its inception in March 1998, stepped down as manager of the Fund late this summer, in anticipation of his coming retirement. John served our organization, and our shareholders, for nearly a decade, and we wish him well in his retirement.

    We are very pleased that Kathleen Millard has assumed day-to-day management responsibilities for the Core Equities Fund. Before joining our team in August, Kathleen most recently served as managing director and head of the Large Cap Core Portfolio Selection Team at Deutsche Asset Management. Kathleen received her Bachelor of Arts degree from Princeton University and has been a Chartered Financial Analyst since 1986. We are confident that under Kathleen's management, the Core Equities Fund will support the investment needs of our equity shareholders.

    On a sadder note, we acknowledge the recent passing of Gen. Howard D. Graves, a highly valued member of our board of directors for more than five years. Gen. Graves leaves an enduring legacy of leadership and service. A former chancellor of the Texas A&M University System and former Superintendent of the U.S. Military Academy at West Point, Gen. Graves retired from the Army with the rank of Lieutenant General. He was, in the words of current USMA Superintendent Lt. Gen. William J. Lennox, "a distinguished soldier, educator and leader...(who) never lost sight of the principles of Duty, Honor, Country."

                                     A LETTER FROM THE CHIEF INVESTMENT OFFICER
                                                                    (Continued)
--------------------------------------------------------------------------------



    We are pleased to send you this annual report for the fiscal year ended October 31, 2003, a period of dramatic geopolitical and economic activity, and a stunning turnaround in the stock market.

    We thank you for your continued support.

Sincerely,

/s/ Timothy J. Morris

Timothy J. Morris
Chief Investment Officer
Bessemer Investment Management LLC

OLD WESTBURY CORE EQUITIES FUND
INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------


Kathleen Millard, CFA, assumed management of the fund in September 2003.

    The total return of the Old Westbury Core Equities Fund (the "Core Equities Fund") for the fiscal year that ended October 31, 2003 was 11.47%./1/ In comparison, the S&P 500 Index rose 20.80% for the same period./2/

    After hitting five-year lows in early October 2002, the market rebounded strongly and, despite another dip in March 2003, finished our fiscal year significantly higher. Many factors contributed to the market's recovery, including lower short-term interest rates, generally benign inflation, massive tax cuts, the efforts of many large companies to clean up their balance sheets and anticipation of improving corporate earnings.

    However, much of the market's overall gains were fueled by explosive price gains from many low-priced stocks with little or no earnings and high betas (a measure of risk). Because the Core Equities Fund owned few or none of these low-quality names, we were unable to keep pace with our benchmark index.

    We will focus on implementing the following three-step investment process:

    Disciplined Valuation. We estimate the long-term intrinsic values of the companies in which we invest, and we compare stocks to others in their sector through the use of quantitative screens.

    Fundamental Research. We evaluate the quality of, and outlook for, a company's underlying business, the three main financial statements (profit and loss, cash flow, balance sheet) and the management strategy.

/1/ Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 /2 /The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investments cannot be made directly in an index.

                                                OLD WESTBURY CORE EQUITIES FUND
                                                    INVESTMENT ADVISER'S REPORT
                                                                    (Continued)
--------------------------------------------------------------------------------



    Risk Management. We target a total level of risk (how the portfolio behaves compared to the market, and how portfolio holdings interact with each other), and expect most of our return and risk to come from stock selection.

    Our current portfolio strategy reflects our optimism about the continued recovery of the economy and the financial markets. We do not impose a top-down, macroeconomic view on the portfolio, but in building our positions from the ground up, using the investment disciplines described above, but we have recently found the most attractive fundamental prospects and valuations in more economically sensitive areas, and have structured the portfolio accordingly.

    The portfolio currently has a modestly pro-cyclical bias. We are overweighted in industrial, technology, and to a lesser extent, consumer discretionary stocks./3/ We expect a rebound in capital spending to sustain economic growth going forward. As we look ahead into 2004, should the renewed economic activity become fully reflected in the share prices of economically sensitive companies, we will plan to add to our holdings in the more stable growth sectors of the portfolio. In addition, we are meaningfully underweighted in financial stocks that we believe might have above-average vulnerability to rising interest rates.

    We believe that the patient implementation of our investment disciplines should result in competitive performance over time.


/3/ The composition of the Core Equities Fund's portfolio is subject to change.

OLD WESTBURY CORE EQUITIES FUND
INVESTMENT ADVISER'S REPORT
(Concluded)
--------------------------------------------------------------------------------



                                    [CHART]

              Old Westbury Core Equities Fund       S&P 500
              -------------------------------       -------
03/02/1998               $10,000                   $10,000
10/31/1998                10,010                    10,574
10/31/1999                13,002                    13,289
10/31/2000                14,863                    14,098
10/31/2001                10,890                    10,587
10/31/2002                 9,859                     8,988
10/31/2003                10,990                    10,858



                 Average Annual Total Returns
                 For the Period Ended October 31, 2003*
                 --------------------------------------

                   Old Westbury Core Equities Fund
                 -------------------------------
                   One Year............................ 11.47%
                   Five Year...........................  1.89%
                   Since Inception (March 2, 1998) ....  1.68%

                   S&P 500 Index
                 -------------
                   One Year............................ 20.80%
                   Five Year...........................  0.53%
                   March 2, 1998 to October 31, 2003...  1.46%

    The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The S&P 500 Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

* Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. The investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

                                          OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                    INVESTMENT ADVISER'S REPORT

--------------------------------------------------------------------------------

    The total return of the Old Westbury Capital Opportunity Fund (the "Capital Opportunity Fund") for the fiscal year that ended October 31, 2003 was 11.84%./1/ In comparison, the Russell 2500 Index rose 41.69% for the same period./2/ Another benchmark to consider is the Morgan Stanley Capital International USA Index (the "MSCI") ex-technology sector which gained 17.21% for the same period./3/

    During some extreme volatility, stocks in many sectors posted strong gains and the Capital Opportunity Fund did produce positive performance during the period. However, the market's rally was characterized by a willingness on the part of most investors to buy the shares of companies with poor fundamentals and high-risk profiles. Because the Fund follows a strict quality bias, and generally does not own the types of stocks that did so well for much of the last 12 months, we did not match the returns of our benchmarks.

    What precipitated the market's rebound from a protracted period of losses? First, we feel that many stocks, especially lower-quality names, may have fallen too far in prior years; just about every company with balance-sheet issues saw its stock price plummet in 2000, 2001 and much of 2002, and the sell-off may have been too extreme. Second, the Federal Reserve's efforts to provide significant liquidity--the Fed dropped short-term interest rates twice during the year, for a total of 13 consecutive rates cuts--gave some troubled companies a financial lifeline, and a chance to improve their balance sheets at least modestly. Third, additional liquidity

/1/ Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2 /The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index; these companies represent approximately 17% of the total market capitalization of the Russell 3000 Index. Investments cannot be made directly in an index.

/3 /The Morgan Stanley Capital International USA Index (the "MSCI") ex-technology sector is an unmanaged securities index representing major U.S. stock markets, as monitored by Morgan Stanley Capital International. Investments cannot be made directly in an index.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
INVESTMENT ADVISER'S REPORT
(Continued)
--------------------------------------------------------------------------------


also gave investors confidence that some companies with very low-priced stocks might survive and recover, and thus were worth some risk.

    All in all, greater liquidity was a tremendous driver for the stocks of distressed companies.

    For most of our fiscal year, the Capital Opportunity Fund owned no technology stocks, though we did have a small allocation to the Computer Software/Services sector. In the last few months, we began to add a modest selection of technology names. At the end of the period, we still were underweighted in technology, relative to the Russell 2500 Index benchmark and the overall market, but the companies we added to the portfolio reflect our quality orientation.

    Looking forward, we cannot ignore the consensus view that interest rates have to go up from their current levels; if the economic recovery continues apace, the Fed probably will be forced to reverse direction by the middle of 2004, and perhaps earlier. In this environment, there will be a greater differentiation between quality and "junk," and we feel that the stocks of high-quality companies could very well lead the market higher.

    Investors seem to be banking on robust economic growth, and this view already is somewhat discounted in the market. If the economy doesn't live up to these lofty expectations, we believe that the type of stocks we own, with their emphasis on solid fundamentals, earnings growth and strong management, could outperform. Specifically, we are overweighted in industrials--which we expect could benefit from the long-anticipated recovery in corporate capital expenditures--and in the consumer discretionary sector by a significant margin./4/ This sector includes not just retail stocks, but also media companies, and we feel strongly that a pickup in the business sector could translate into higher ad revenues for top-end media concerns.



/4/ The composition of the Capital Opportunity Fund's portfolio is subject to change.

                                          OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                    INVESTMENT ADVISER'S REPORT
                                                                    (Concluded)
--------------------------------------------------------------------------------


                                    [CHART]

              Old Westbury Capital Opportunity Fund   Russell 2500 Index
              -------------------------------------   ------------------
02/28/1997                   $10,000                      $10,000
10/31/1997                    11,820                       12,002
10/31/1998                    10,620                       11,078
10/31/1999                    11,300                       13,072
10/31/2000                    14,072                       16,114
10/31/2001                    13,779                       14,154
10/31/2002                    12,848                       12,861
10/31/2003                    14,370                       18,223



                 Average Annual Total Returns
                 For the Period Ended October 31, 2003*
                 --------------------------------------

                   Old Westbury Capital Opportunity Fund
                 -------------------------------------
                   One Year............................. 11.84%
                   Five Year............................  6.23%
                   Since Inception (February 28, 1997)..  5.58%

                   Russell 2500 Index
                 ------------------
                   One Year............................. 41.69%
                   Five Year............................ 10.47%
                   February 28, 1997 to October 31, 2003  9.42%

    The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The Russell 2500 Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

* Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. The investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------



    The total return of the Old Westbury International Fund (the "International Fund") for the fiscal year ended October 31, 2003 was 27.20%./1/ In comparison, the Morgan Stanley Capital International's Europe, Australasia and Far East Index (EAFE) rose 27.03% for the same period./2/

    The International Fund and its benchmark posted lackluster returns for the first six months of our reporting period. Both recovered strongly in the latter half of the fiscal year, as markets around the world surged sharply higher.

    The International Fund trailed its benchmark during the first half of the reporting period, but rallied very strongly in the last six months, and closed the performance gap significantly. A considerable portion of this performance "swing" was due to the fact that the International Fund was overweighted in the Far East. The SARS epidemic dampened economic and market performance in that region; consequently, in March and April of 2003, many of our holdings lost ground. However, as the epidemic subsided, investments in Hong Kong and Singapore rebounded strongly.

    Investments in Asia also benefited from a change in perception with respect to China, and from better economic data out of Japan. The past few months have seen a significant pickup in exports from the major Asian economies to China. China is becoming an ever more voracious consumer of imports from other countries, and is likely soon to supplant the U.S. as Asia's largest export market. These developments underscore the reality that China presents not so much a threat to the rest of Asia, as an economic opportunity.

/1/ Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2 /The Morgan Stanley Capital International Europe, Australasia and Far East
   Index (EAFE) is a standard unmanaged foreign equities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. EAFE returns are in U.S. dollars. Investments cannot be made directly in an index.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                    INVESTMENT ADVISER'S REPORT
                                                                    (Continued)
--------------------------------------------------------------------------------



    At the same time, data out of Japan has provided solid evidence of a domestically driven economic recovery, and a sharp rebound in corporate earnings. This, combined with a shift toward a more aggressive monetary policy at the Bank of Japan and a more constructive strategy toward the banking sector, suggests better growth prospects in Japan, as well.

    Overall, it is becoming increasingly apparent that, with both China and Japan gaining economic strength simultaneously, Asia now has a domestic growth dynamic independent from the rest of the world. We believe that, if this economic independence becomes more widely appreciated, our investments in the region could benefit.

    As was the case in the U.S., many foreign winners were small- and mid-capitalization stocks, rather than larger issues. Again, as we saw in the U.S. over the last 12 months, the greatest gains came from stocks that we would characterize as low quality (including little or no earnings or dividends) and high risk (based on their respective betas). Nonetheless, while maintaining a quality bias, we managed to find stocks that had solid fundamentals.

    In Europe, we have been underweighted relative to our benchmark because we have seen more limited opportunities in Europe./3/ However, there are some indications that growth is picking up modestly in continental Europe. Looking ahead, we expect to see reasonably stimulative monetary and fiscal policy in continental Europe. And we would not be surprised to see European markets move modestly higher, though we believe much of any gain in dollar terms from European stocks could come from the appreciation of the euro relative to the U.S. dollar.

/3 /The composition of the International Fund's portfolio is subject to change.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISER'S REPORT
(Continued)
--------------------------------------------------------------------------------


                                    [CHART]

                          Old Westbury               EAFE Index
                       International Fund          (net dividends)
                       ------------------          ---------------
  10/31/1993                $10,000                   $10,000
  10/31/1994                 10,651                    11,009
  10/31/1995                  9,746                    10,968
  10/31/1996                 11,257                    12,117
  10/31/1997                 12,006                    12,678
  10/31/1998                 10,819                    13,901
  10/31/1999                 13,938                    17,103
  10/31/2000                 13,710                    16,607
  10/31/2001                  9,951                    12,467
  10/31/2002                  8,469                    10,820
  10/31/2003                 10,773                    13,745



                 Average Annual Total Returns
                 For the Period Ended October 31, 2003*
                 --------------------------------------

                   Old Westbury International Fund
                 -------------------------------
                   One Year............................ 27.20%
                   Five Year........................... (0.09%)
                   Ten Year............................  0.75%

                   EAFE Index (net dividends)
                 --------------------------
                   One Year............................ 27.03%
                   Five Year........................... (0.22%)
                   Ten Year............................  3.23%

    The chart above illustrates the total value of a $10,000 investment for 10 years, with dividends and capital gains reinvested. The EAFE Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

* Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. The investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                    INVESTMENT ADVISER'S REPORT
                                                                    (Concluded)
--------------------------------------------------------------------------------


                              Consolidated Asset Allocation by
                                      Geographic Region
                         ------------------------------------------     EAFE
                         10/31/2003 06/30/2003 03/31/2003 12/31/2002 10/31/2003
                         ---------- ---------- ---------- ---------- ----------
 Asia:
    Japan...............    26.2%      22.5%      24.7%      27.4%      22.7%
    Hong Kong...........     9.7%       7.0%       9.2%       8.8%       1.8%
    Singapore...........     1.3%       1.0%       0.9%       0.0%       0.9%
    Australia...........     0.0%       0.0%       0.0%       0.0%       5.1%
    New Zealand.........     0.0%       0.0%       0.0%       0.0%       0.2%
                           -----      -----      -----      -----      -----
                            37.2%      30.5%      34.8%      36.2%      30.7%
                           -----      -----      -----      -----      -----
 Europe:
    United Kingdom......    20.4%      24.8%      20.9%      21.4%      25.9%
    Netherlands.........     8.1%       7.3%       6.4%       7.9%       5.0%
    Germany.............     8.1%       5.2%       3.0%       2.5%       6.6%
    France..............     6.8%       9.3%      10.4%      12.8%       9.5%
    Switzerland.........     4.2%       4.5%       4.8%       5.0%       7.2%
    Italy...............     2.3%       0.0%       1.5%       2.6%       3.7%
    Finland.............     2.2%       3.6%       5.4%       4.1%       1.8%
    Sweden..............     1.8%       0.0%       3.0%       1.0%       2.3%
    Norway..............     1.4%       0.0%       0.0%       0.0%       0.5%
    Spain...............     1.3%       1.7%       2.5%       1.5%       3.4%
    Portugal............     1.0%       0.9%       2.0%       0.0%       0.3%
    Belgium.............     0.0%       0.0%       0.0%       0.0%       1.0%
    Ireland.............     0.0%       0.0%       0.0%       0.0%       0.7%
    Denmark.............     0.0%       0.0%       0.0%       0.0%       0.8%
    Other...............     0.0%       0.0%       0.0%       0.0%       0.6%
                           -----      -----      -----      -----      -----
                            57.6%      57.3%      59.9%      58.8%      69.3%
                           -----      -----      -----      -----      -----
    Total investments...    94.8%      87.8%      94.7%      95.0%     100.0%
                                                                       =====
    Other assets and
      liabilities, net*.     5.2%      12.2%       5.3%       5.0%
                           -----      -----      -----      -----
                           100.0%     100.0%     100.0%     100.0%
                           =====      =====      =====      =====

* Includes short term investments of 1.7%, 4.8%, 2.6% and 0.2% as of 10/31/2003, 6/30/2003, 3/31/2003 and 12/31/2002, respectively, and cash, foreign currency, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FIXED INCOME FUND
INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------



    The total return for the Old Westbury Fixed Income Fund (the "Portfolio") for the fiscal year ended October 31, 2003 was 3.51%./1/ In comparison, the Lehman Brothers Government/Credit Total Index rose 6.18% for the same period./2/

    During the period, the Federal Reserve cut short-term interest rates twice--for a total of 13 such cuts since January 2001--which took the benchmark Fed Funds rate down to one percent, a level not seen since the Eisenhower Administration. However, while the Fed controls the short end of the yield curve, rates for longer maturities are set by the bond market. In point of fact, yields on notes as short as two years rose during the period, while intermediate- and long-term yields experienced fairly significant upticks. Because the value of bonds generally falls when rates rise, bond prices were under pressure throughout the period.

    One exception was the corporate sector. The economy gained ground throughout the period, and many companies took active and visible steps to clean up their balance sheets. At the same time, the Fed's rate cuts served to pump liquidity into the economy, reducing companies' credit risk. Consequently, except for a period of great investor uncertainty before the war with Iraq, fixed-income investors sold Treasuries and bought corporates. The fact that corporate securities outperformed Treasury securities by a wide margin (the credit portion of the index returned 10.57% versus 2.90% for the government portion) was the most noteworthy factor in the Portfolio's underperformance relative to its benchmark; the unmanaged Index includes a higher weighting of corporate bonds than does the Portfolio.

/1/ Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 /2 /The Lehman Brothers Government/Credit Total Index is composed of all bonds that are investment grade: rated Baa or higher by Moody's Investor Services ("Moody's") or BBB or higher by Standard & Poor's, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged, and investments cannot be made directly in an index.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                    INVESTMENT ADVISER'S REPORT
                                                                    (Continued)
--------------------------------------------------------------------------------



    With an eye toward growing economic momentum and a probable rise in interest rates over the next six to 12 months, we have shortened the Portfolio's duration (interest-rate exposure). At the same time, the Portfolio's interest-rate structure has assumed a "barbell" shape, with our heaviest concentration of assets on the short and the long ends of the yield curve; approximately 25% of the Portfolio's holdings will mature in a year or less. These actions are based on two assessments:

   . We do not believe the environment is particularly positive for fixed-income investors, and
   .  The yield curve, by historical measures, is very steep.

    Therefore, owning a mixture of longer- and shorter-term securities, rather than a laddered portfolio (a more even allocation along the yield curve), makes sense to us.

    As of October 31, 2003, approximately 13% of the Fixed Income Fund's assets were invested in corporate securities, with 83% in Treasury and agency-related securities. The average weighted maturity of the Fixed Income Fund's holdings was approximately 6 years; the average credit quality was AA./3/




/3/ The composition and credit quality of the holdings of the Fixed Income
    Fund's portfolio is subject to change.

OLD WESTBURY FIXED INCOME FUND
INVESTMENT ADVISER'S REPORT
(Concluded)
--------------------------------------------------------------------------------


                                    [CHART]

                  Old Westbury Fixed       Lehman Brothers Government/
                     Income Fund               Credit Total Index
                  ------------------       ---------------------------
  03/12/1998             $10,000                    $10,000
  10/31/1998              10,930                     10,726
  10/31/1999              10,630                     10,655
  10/31/2000              11,327                     11,412
  10/31/2001              12,844                     13,161
  10/31/2002              13,596                     13,881
  10/31/2003              14,073                     14,739



             Average Annual Total Returns
             For the Period Ended October 31, 2003*
             --------------------------------------

               Old Westbury Fixed Income Fund
             ------------------------------
               One Year..................................... 3.51%
               Five Year.................................... 5.18%
               Since Inception (March 12, 1998)............. 6.25%

               Lehman Brothers Government/Credit Total Index
             ---------------------------------------------
               One Year..................................... 6.18%
               Five Year.................................... 6.56%
               March 12, 1998 to October 31, 2003........... 7.09%

    The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The Lehman Brothers Government/Credit Total Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

* Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. The investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                    INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------



    The total return for the Old Westbury Municipal Bond Fund (the "Portfolio") for the fiscal year ended October 31, 2003 was 4.57%./1/ In comparison, the Lehman Brothers Municipal Bond Index rose 5.11% for the same period./2/

    The municipal bond market was unusually volatile during the period, responding to such prominent factors as the Federal Reserve's interest-rate cuts, the war in Iraq, and state and local budget shortfalls that led to uncertainty about the safety of municipal securities.

    Early in our reporting period, interest rates fell, spurred by a weak economy and a reduction in the Fed Funds rate. Later, based on investors' belief that the economy had bottomed and could soon accelerate, rates bounced off their lows and began to rise sharply. This volatility in interest rates underscored a measure of confusion in the marketplace, with many observers uncertain about which way the economy was actually moving. In this environment, we maintained our focus on high-quality issues; we believe municipal credit qualities will remain weak, with investors not adequately compensated for taking above-average risk.

    We have begun to reposition the Portfolio in somewhat more of a defensive position--defensive from the standpoint of shortening our average duration (interest-rate sensitivity). When the economy accelerates, interest rates should rise, and a portfolio with shorter maturities should fare better than a fund that is out longer on the yield curve.

/1/ Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 /2 /The Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating from Moody's of at least Baa. The bonds also must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged, and investments cannot be made directly in the index.

OLD WESTBURY MUNICIPAL BOND FUND
INVESTMENT ADVISER'S REPORT
(Continued)
--------------------------------------------------------------------------------


    A stronger economy could also translate to a stronger tax base for the municipalities whose debt instruments we own. Still, it could be a long road back for many municipalities, who are wrestling with the fallout from deficits.

    As of October 31, 2003, the Portfolio was diversified. The average weighted maturity of these holdings was approximately 6 years; the average credit quality was Aa./3/





/3/ The composition of the Municipal Bond Fund's portfolio is subject to change.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                    INVESTMENT ADVISER'S REPORT
                                                                    (Concluded)
--------------------------------------------------------------------------------


                                    [CHART]

                   Old Westbury Municipal      Lehman Brothers Municipal
                         Bond Fund                    Bond Index
                   ----------------------      -------------------------
  03/06/1998             $10,000                      $10,000
  10/31/1998              10,620                       10,473
  10/31/1999              10,266                       10,288
  10/31/2000              11,170                       11,163
  10/31/2001              12,426                       12,331
  10/31/2002              13,194                       13,054
  10/31/2003              13,797                       13,722



                  Average Annual Total Returns
                  For the Period Ended October 31, 2003*
                  --------------------------------------

                    Old Westbury Municipal Bond Fund
                  --------------------------------
                    One Year............................ 4.57%
                    Five Year........................... 5.37%
                    Since Inception (March 6, 1998)..... 5.86%

                    Lehman Brothers Municipal Bond Index
                  ------------------------------------
                    One Year............................ 5.11%
                    Five Year........................... 5.55%
                    March 6, 1998 to October 31, 2003... 5.74%


    The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The Lehman Brothers Municipal Bond Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

* Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. The investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------


Shares          Security Description             Value
------- ------------------------------------- ------------
COMMON STOCKS--96.5%
        ADVERTISING--0.9%
 27,400 Omnicom Group, Inc.                   $  2,186,520
                                              ------------
        AEROSPACE & DEFENSE--3.8%
133,800 Honeywell International, Inc.            4,095,618
 54,700 United Technologies Corp.                4,632,543
                                              ------------
                                                 8,728,161
                                              ------------
        BASIC MATERIALS--2.5%
 50,300 E.I. du Pont de Nemours & Co.            2,032,120
 96,200 International Paper Co.                  3,785,470
                                              ------------
                                                 5,817,590
                                              ------------
        CABLE TV--1.5%
 99,000 Comcast Corp.--Class A (b)               3,358,080
                                              ------------
        CAPITAL GOODS--1.3%
 48,600 Deere & Co.                              2,946,132
                                              ------------
        COMMUNICATION SERVICES--0.9%
293,000 AT&T Wireless Services, Inc. (b)         2,124,250
                                              ------------
        COMPUTER RELATED--7.7%
248,300 Cisco Systems, Inc. (b)                  5,209,334
 86,100 Dell, Inc. (b)                           3,109,932
281,100 EMC Corp. (b)                            3,890,424
 31,300 International Business Machines Corp.    2,800,724
 36,300 Lexmark International, Inc. (b)          2,672,043
                                              ------------
                                                17,682,457
                                              ------------
        COMPUTER SOFTWARE/SERVICES--8.4%
 86,200 Adobe Systems, Inc.                      3,779,008
 24,400 Electronic Arts, Inc. (b)                2,416,576
 79,000 First Data Corp.                         2,820,300
262,700 Microsoft Corp.                          6,869,605
 90,100 VERITAS Software Corp. (b)               3,257,115
                                              ------------
                                                19,142,604
                                              ------------

                      See Notes to Financial Statements.

                                                OLD WESTBURY CORE EQUITIES FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Shares      Security Description         Value
------- ----------------------------- ------------
COMMON STOCKS--Continued
        CONSUMER CYCLICAL--9.2%
125,800 Bed Bath & Beyond, Inc. (b)   $  5,313,792
 44,300 Best Buy Co., Inc.               2,583,133
121,400 Gap, Inc. (The)                  2,316,312
 75,600 International Game Technology    2,475,900
 43,500 Kohl's Corp. (b)                 2,439,045
102,400 Wal-Mart Stores, Inc.            6,036,480
                                      ------------
                                        21,164,662
                                      ------------
        CONSUMER STAPLES--7.6%
 53,700 Anheuser-Busch Cos., Inc.        2,645,262
 51,700 Avon Products, Inc.              3,513,532
 62,000 Coca-Cola Co. (The)              2,876,800
 41,100 Colgate-Palmolive Co.            2,186,109
 42,800 General Mills, Inc.              1,919,580
128,000 Sysco Corp.                      4,308,480
                                      ------------
                                        17,449,763
                                      ------------
        CRUISE LINES--1.0%
 62,700 Carnival Corp.                   2,188,857
                                      ------------
        DIVERSIFIED--5.4%
 63,400 3M Co.                           5,000,358
105,000 General Electric Co.             3,046,050
 57,300 Illinois Tool Works, Inc.        4,214,415
                                      ------------
                                        12,260,823
                                      ------------
        ENERGY--4.1%
104,500 Baker Hughes, Inc.               2,953,170
177,100 Exxon Mobil Corp.                6,478,318
                                      ------------
                                         9,431,488
                                      ------------
        FINANCE--15.9%
 92,000 American Express Co.             4,317,560
 57,600 Bank of America Corp.            4,362,048

                      See Notes to Financial Statements.

OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Shares              Security Description                 Value
------- --------------------------------------------- -----------
COMMON STOCKS--Continued
        FINANCE--Continued
125,900 Citigroup, Inc.                               $ 5,967,660
 48,800 Goldman Sachs Group, Inc. (The)                 4,582,320
 61,200 Hartford Financial Services Group, Inc. (The)   3,359,880
 98,000 Mellon Financial Corp.                          2,927,260
 96,000 Morgan Stanley                                  5,267,520
 54,200 SLM Corp.                                       2,122,472
 61,200 Wells Fargo & Co.                               3,446,784
                                                      -----------
                                                       36,353,504
                                                      -----------
        HEALTHCARE--11.0%
 75,600 Amgen, Inc. (b)                                 4,669,056
 50,200 Boston Scientific Corp. (b)                     3,399,544
 25,500 Eli Lilly & Co.                                 1,698,810
 28,900 Gilead Sciences, Inc. (b)                       1,577,362
 97,400 Medtronic, Inc.                                 4,438,518
144,300 Pfizer, Inc.                                    4,559,880
 95,700 UnitedHealth Group, Inc.                        4,869,216
                                                      -----------
                                                       25,212,386
                                                      -----------
        MULTIMEDIA--4.4%
 48,300 Tribune Co.                                     2,369,115
101,000 Viacom, Inc.--Class B                           4,026,870
159,700 Walt Disney Co. (The)                           3,615,608
                                                      -----------
                                                       10,011,593
                                                      -----------
        SEMICONDUCTORS--6.7%
 81,100 Analog Devices, Inc. (b)                        3,595,163
173,100 Applied Materials, Inc. (b)                     4,045,347
130,400 Intel Corp.                                     4,309,720
106,000 Xilinx, Inc. (b)                                3,360,200
                                                      -----------
                                                       15,310,430
                                                      -----------

                      See Notes to Financial Statements.

                                                OLD WESTBURY CORE EQUITIES FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Concluded)
--------------------------------------------------------------------------------


Principal
 Amount/
 Shares           Security Description            Value
---------- ----------------------------------- ------------
COMMON STOCKS--Continued
           TRANSPORTATION--4.2%
    50,300 FedEx Corp.                         $  3,810,728
   184,600 Southwest Airlines Co.                 3,581,240
    36,500 Union Pacific Corp.                    2,284,900
                                               ------------
                                                  9,676,868
                                               ------------
TOTAL COMMON STOCKS
  (Cost $192,048,653)                           221,046,168
                                               ------------

U.S. GOVERNMENT AGENCIES--1.9%
           FANNIE MAE--1.9%
$  300,000 1.06%, 11/12/2003                        299,902
$4,000,000 1.04%, 12/19/2003                      3,994,454
                                               ------------
TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $4,294,356)                               4,294,356
                                               ------------

INVESTMENT COMPANY--1.6%
 3,724,300 SEI Daily Income Government II Fund    3,724,300
                                               ------------

TOTAL INVESTMENT COMPANY
  (Cost $3,724,300)                               3,724,300
                                               ------------

TOTAL INVESTMENTS
  (Cost $200,067,309) (a)--100.0%               229,064,824

LIABILITIES IN EXCESS OF OTHER
  ASSETS--0.0%                                     (71,071)
                                               ------------

NET ASSETS--100.0%                             $228,993,753
                                               ============

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

                    Unrealized appreciation     $32,146,022
                    Unrealized depreciation      (3,148,507)
                                                -----------
                    Net unrealized appreciation $28,997,515
                                                ===========

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing security.

                      See Notes to Financial Statements.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------


Shares          Security Description             Value
------- ------------------------------------- ------------
COMMON STOCKS--80.7%
        ADVERTISING--1.6%
352,350 Lamar Advertising Co. (b)             $ 10,676,205
                                              ------------
        AEROSPACE & DEFENSE--4.5%
155,000 General Dynamics Corp.                  12,973,500
377,910 Goodrich Corp.                          10,437,874
155,544 L-3 Communications Holdings, Inc. (b)    7,270,127
                                              ------------
                                                30,681,501
                                              ------------
        COMMUNICATION SERVICES--0.9%
170,720 Verizon Communications, Inc.             5,736,192
                                              ------------
        COMPUTER RELATED--0.6%
 26,000 Cisco Systems, Inc. (b)                    545,480
 42,000 EMC Corp. (b)                              581,280
150,000 Juniper Networks, Inc. (b)               2,698,500
                                              ------------
                                                 3,825,260
                                              ------------
        COMPUTER SOFTWARE/SERVICES--9.1%
376,000 Automatic Data Processing, Inc.         14,190,240
322,000 BEA Systems, Inc. (b)                    4,475,800
176,585 Documentum, Inc. (b)                     5,253,404
 21,300 Electronic Arts, Inc. (b)                2,109,552
 15,000 First Data Corp.                           535,500
407,885 Fiserv, Inc. (b)                        14,406,498
116,000 Intuit, Inc. (b)                         5,797,680
 19,500 Microsoft Corp.                            509,925
 25,000 Oracle Corp. (b)                           299,000
438,000 Siebel Systems, Inc. (b)                 5,514,420
198,000 webMethods, Inc. (b)                     1,718,640
144,000 Yahoo!, Inc. (b)                         6,292,800
                                              ------------
                                                61,103,459
                                              ------------

                      See Notes to Financial Statements.

                                          OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Shares         Security Description           Value
------- ---------------------------------- ------------
COMMON STOCKS--Continued
        CONSUMER CYCLICAL--10.4%
299,975 BJ's Wholesale Club, Inc. (b)      $  7,706,358
509,612 Brinker International, Inc. (b)      16,220,950
217,281 Dollar Tree Stores, Inc. (b)          8,295,789
 28,000 Home Depot, Inc. (The)                1,037,960
327,700 Lowe's Cos., Inc.                    19,311,361
353,243 Tiffany & Co.                        16,761,380
 40,000 TJX Cos., Inc. (The)                    839,600
                                           ------------
                                             70,173,398
                                           ------------
        CONSUMER STAPLES--5.6%
283,816 Anheuser-Busch Cos., Inc.            13,980,776
 12,000 Colgate-Palmolive Co.                   638,280
250,065 General Mills, Inc.                  11,215,415
367,469 Kraft Foods, Inc.--Class A           10,693,348
 15,000 PepsiCo, Inc.                           717,300
 25,000 Sysco Corp.                             841,500
                                           ------------
                                             38,086,619
                                           ------------
        DIVERSIFIED--2.5%
224,736 Illinois Tool Works, Inc.            16,529,333
                                           ------------
        ENERGY--3.6%
 12,000 Apache Corp.                            836,640
 10,000 BP Plc--ADR                             423,800
 16,000 Burlington Resources, Inc.              778,240
387,480 Exxon Mobil Corp.                    14,174,018
240,000 Weatherford International Ltd. (b)    8,340,000
                                           ------------
                                             24,552,698
                                           ------------
        FINANCE--12.4%
531,800 AFLAC, Inc.                          19,400,063
 20,000 American Express Co.                    938,600
 14,000 American International Group, Inc.      851,620
472,200 Arthur J. Gallagher & Co.            13,783,518

                      See Notes to Financial Statements.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Shares              Security Description                Value
------- -------------------------------------------- ------------
COMMON STOCKS--Continued
        FINANCE--Continued
 10,000 Bank of America Corp.                        $    757,300
 15,000 Citigroup, Inc.                                   711,000
249,370 Federated Investors, Inc.--Class B              6,895,081
239,311 Fifth Third Bancorp                            13,870,466
325,300 Merrill Lynch & Co., Inc.                      19,257,759
201,403 Nationwide Financial Services, Inc.--Class A    6,841,660
                                                     ------------
                                                       83,307,067
                                                     ------------
        HEALTHCARE--8.8%
386,488 Abbott Laboratories                            16,472,119
239,395 Affymetrix, Inc. (b)                            6,135,694
 10,000 Amgen, Inc. (b)                                   617,600
108,895 Fisher Scientific International, Inc. (b)       4,383,024
 12,000 Johnson & Johnson                                 603,960
 15,000 Medtronic, Inc.                                   683,550
 12,000 UnitedHealth Group, Inc.                          610,560
141,000 Vertex Pharmaceuticals, Inc. (b)                1,849,920
442,450 Zimmer Holdings, Inc. (b)                      28,232,734
                                                     ------------
                                                       59,589,161
                                                     ------------
        INDUSTRIALS--4.4%
184,400 Avery-Dennison Corp.                            9,695,752
209,200 Dover Corp.                                     8,162,984
259,200 W.W. Grainger, Inc.                            11,866,176
                                                     ------------
                                                       29,724,912
                                                     ------------
        MATERIALS--0.1%
 20,000 Ecolab, Inc.                                      537,800
                                                     ------------
        MULTIMEDIA--6.9%
229,100 Gannett Co., Inc.                              19,269,601
263,900 McGraw-Hill Cos., Inc. (The)                   17,668,105
225,652 Viacom, Inc.--Class B                           8,996,745
 32,000 Walt Disney Co. (The)                             724,480
                                                     ------------
                                                       46,658,931
                                                     ------------

                      See Notes to Financial Statements.

                                          OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------


 Principal
  Amount/
  Shares             Security Description              Value
----------- --------------------------------------- ------------
COMMON STOCKS--Continued
            SEMICONDUCTORS--3.0%
     16,000 Analog Devices, Inc. (b)                $    709,280
     40,000 Applied Materials, Inc. (b)                  934,800
     26,600 Intel Corp.                                  879,130
    852,000 JDS Uniphase Corp. (b)                     3,024,600
    123,050 Linear Technology Corp.                    5,243,161
    111,000 Maxim Integrated Products, Inc.            5,517,810
    210,000 PMC-Sierra, Inc. (b)                       3,815,700
                                                    ------------
                                                      20,124,481
                                                    ------------
            TRANSPORTATION--6.3%
    216,820 Expeditors International of Washington,
            Inc.                                       8,139,423
     12,000 Landstar System, Inc. (b)                    876,480
    736,890 Southwest Airlines Co.                    14,295,666
    262,100 United Parcel Service, Inc.--Class B      19,007,492
                                                    ------------
                                                      42,319,061
                                                    ------------
TOTAL COMMON STOCKS
  (Cost $456,684,830)                                543,626,078
                                                    ------------
U.S. GOVERNMENT AGENCIES--14.4%
            FANNIE MAE--14.4%
$61,000,000 1.06%, 11/12/2003                         60,980,242
$ 5,000,000 0.93%, 12/01/2003                          4,996,111
$10,000,000 1.05%, 12/03/2003                          9,990,711
$10,000,000 1.06%, 12/10/2003                          9,988,508
$ 5,000,000 1.05%, 12/17/2003                          4,993,324
$ 5,000,000 1.05%, 12/24/2003                          4,992,271
$ 1,000,000 1.05%, 01/07/2004                            998,140
                                                    ------------
TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $96,939,213)                                  96,939,307
                                                    ------------

                      See Notes to Financial Statements.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003 (Concluded)
--------------------------------------------------------------------------------


  Shares          Security Description           Value
---------- ---------------------------------- ------------
INDEX-LINKED TRUST--4.0%
   271,200 S&P 400 Mid-Cap Depositary Receipt $ 27,255,600
                                              ------------

TOTAL INDEX-LINKED TRUST
  (Cost $23,127,729)                            27,255,600
                                              ------------

INVESTMENT COMPANY--1.6%
10,500,800 Federated Trust for U.S. Treasury
           Obligations                          10,500,800
                                              ------------

TOTAL INVESTMENT COMPANY
  (Cost $10,500,800)                            10,500,800
                                              ------------

TOTAL INVESTMENTS
  (Cost $587,252,572) (a)--100.7%              678,321,785

LIABILITIES IN EXCESS OF OTHER
  ASSETS--(0.7)%                               (4,568,647)
                                              ------------

NET ASSETS--100.0%                            $673,753,138
                                              ============

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation     $116,088,517
                   Unrealized depreciation      (25,019,304)
                                               ------------
                   Net unrealized appreciation $ 91,069,213
                                               ============

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing security.

   ADR--American Depositary Receipt

                      See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                               October 31, 2003
--------------------------------------------------------------------------------


  Shares       Security Description        Value
---------- ---------------------------- ------------
COMMON STOCKS--94.8%
           FINLAND--2.2%
           BASIC MATERIALS--1.6%
   439,882 UPM-Kymmene Oyj              $  8,232,942
                                        ------------
           TELECOMMUNICATIONS--0.6%
   189,452 Nokia Oyj                       3,217,676
                                        ------------
           TOTAL FINLAND                  11,450,618
                                        ------------
           FRANCE--6.8%
           BUILDING PRODUCTS--1.6%
   114,266 Lafarge SA                      8,182,588
                                        ------------
           CONSUMER GOODS--1.0%
   143,019 Valeo SA                        5,355,221
                                        ------------
           FINANCE--3.0%
   290,911 BNP Paribas SA                 15,285,919
                                        ------------
           SERVICES--1.2%
   163,714 Accor SA                        6,438,442
                                        ------------
           TOTAL FRANCE                   35,262,170
                                        ------------
           GERMANY--8.1%
           CHEMICALS--1.6%
   179,971 BASF AG                         8,264,043
                                        ------------
           DIVERSIFIED--2.3%
   180,501 Siemens AG--Registered         12,128,314
                                        ------------
           FINANCE--1.8%
   143,937 Deutsche Bank AG--Registered    9,487,427
                                        ------------
           TELECOMMUNICATIONS--2.4%
   774,247 Deutsche Telekom AG (b)        12,150,839
                                        ------------
           TOTAL GERMANY                  42,030,623
                                        ------------
           HONG KONG--9.7%
           CONSUMER GOODS--1.7%
20,072,637 Giordano International Ltd.     9,046,735
                                        ------------

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------


  Shares            Security Description              Value
---------- --------------------------------------- ------------
COMMON STOCKS--Continued
           HONG KONG--Continued
           DIVERSIFIED--8.0%
12,218,648 China Resources Enterprises Ltd.        $ 14,396,723
 7,074,970 Citic Pacific Ltd.                        16,490,073
 1,335,980 Hutchison Whampoa Ltd.                    10,365,169
                                                   ------------
                                                     41,251,965
                                                   ------------
           TOTAL HONG KONG                           50,298,700
                                                   ------------
           ITALY--2.3%
           ENERGY--2.3%
   747,334 Eni SpA                                   11,867,477
                                                   ------------
           JAPAN--26.2%
           BASIC MATERIALS--2.1%
 5,196,311 Nippon Steel Corp.                        10,682,369
                                                   ------------
           BUILDING PRODUCTS--1.1%
   453,792 Hitachi Construction Machinery Co. Ltd.    5,919,295
                                                   ------------
           CHEMICALS--2.0%
 1,931,994 Mitsubishi Gas Chemical Co., Inc.          5,465,504
   859,302 Mitsui Chemicals, Inc.                     5,018,164
                                                   ------------
                                                     10,483,668
                                                   ------------
           CONSUMER GOODS--4.1%
   575,466 Kao Corp.                                 11,830,201
   337,468 Toyota Motor Corp.                         9,608,176
                                                   ------------
                                                     21,438,377
                                                   ------------
           DISTRIBUTION--2.5%
   888,465 Mitsubishi Corp.                           9,221,254
 2,520,262 Tomen Corp. (b)                            3,920,178
                                                   ------------
                                                     13,141,432
                                                   ------------
           ELECTRONICS & ELECTRICAL
           EQUIPMENT--4.5%
    15,126 Alps Electric Co. Ltd.                       253,579
 1,088,618 Hitachi Ltd.                               6,396,937

                      See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------


 Shares            Security Description             Value
--------- -------------------------------------- ------------
COMMON STOCKS--Continued
          JAPAN--Continued
          ELECTRONICS & ELECTRICAL
          EQUIPMENT--Continued
  268,908 Pioneer Corp.                          $  6,702,214
  126,216 Shinko Electric Industries Co. Ltd.       3,099,861
  202,554 Sony Corp.                                7,056,732
                                                 ------------
                                                   23,509,323
                                                 ------------
          FINANCE--5.4%
    1,914 Mitsubishi Tokyo Financial Group, Inc.   13,754,128
  535,679 Nomura Holdings, Inc.                     9,199,636
  605,166 Sompo Japan Insurance, Inc.               5,009,333
                                                 ------------
                                                   27,963,097
                                                 ------------
          REAL ESTATE--2.7%
  414,754 Daiwa House Industry Co. Ltd.             4,474,446
2,109,315 Haseko Corp. (b)                          4,010,068
  568,069 Sumitomo Realty & Development Co. Ltd.    5,270,663
                                                 ------------
                                                   13,755,177
                                                 ------------
          TELECOMMUNICATIONS--1.8%
    4,208 NTT DoCoMo, Inc.                          9,109,965
                                                 ------------
          TOTAL JAPAN                             136,002,703
                                                 ------------
          NETHERLANDS--8.1%
          CONSUMER GOODS--1.2%
  109,836 Unilever NV CVA                           6,380,387
                                                 ------------
          ELECTRONICS & ELECTRICAL
          EQUIPMENT--2.5%
  475,412 Philips Electronics NV                   12,816,335
                                                 ------------
          ENERGY--2.6%
  300,148 Royal Dutch Petroleum Co.                13,318,355
                                                 ------------
          FINANCE--1.8%
  460,975 ING Groep--NV CVA                         9,570,878
                                                 ------------
          TOTAL NETHERLANDS                        42,085,955
                                                 ------------

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------


 Shares            Security Description             Value
--------- -------------------------------------- ------------
COMMON STOCKS--Continued
          NORWAY--1.4%
          TELECOMMUNICATIONS--1.4%
1,298,938 Telenor ASA                            $  7,071,374
                                                 ------------
          PORTUGAL--1.0%
          TELECOMMUNICATIONS--1.0%
  592,377 Portugal Telecom, SGPS, SA--Registered    4,978,855
                                                 ------------
          SINGAPORE--1.3%
          REAL ESTATE--1.3%
1,923,884 City Developments Ltd.                    6,685,717
                                                 ------------
          SPAIN--1.3%
          FINANCE--1.3%
  132,927 Banco Popular Espanol SA                  6,912,021
                                                 ------------
          SWEDEN--1.8%
          FINANCE--1.8%
1,490,753 Nordea AB                                 9,249,306
                                                 ------------
          SWITZERLAND--4.2%
          HEALTHCARE--4.2%
  376,131 Novartis AG--Registered                  14,337,116
   92,293 Roche Holding AG--Genusschein             7,637,231
                                                 ------------
          TOTAL SWITZERLAND                        21,974,347
                                                 ------------
          UNITED KINGDOM--20.4%
          CHEMICALS--1.6%
  614,642 BOC Group Plc (The)                       8,380,640
                                                 ------------
          CONSUMER GOODS--1.4%
1,842,563 Tesco Plc                                 7,386,917
                                                 ------------
          ENERGY--2.1%
1,567,433 BP Plc                                   10,878,809
                                                 ------------
          FINANCE--7.1%
  704,871 HSBC Holdings Plc                        10,585,758
1,318,219 Prudential Plc                           10,228,462
  593,785 Royal Bank of Scotland Group Plc (The)   15,910,374
                                                 ------------
                                                   36,724,594
                                                 ------------

                      See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Concluded)
--------------------------------------------------------------------------------


 Shares               Security Description                 Value
--------- --------------------------------------------- ------------
COMMON STOCKS--Continued
          UNITED KINGDOM--Continued
          HEALTHCARE--2.1%
  508,371 GlaxoSmithKline Plc                           $ 10,887,024
                                                        ------------
          MULTIMEDIA--0.9%
  452,622 British Sky Broadcasting Group Plc (b)           4,915,692
                                                        ------------
          TELECOMMUNICATIONS--3.8%
2,953,501 BT Group Plc                                     9,297,155
4,794,609 Vodafone Group Plc                              10,068,562
                                                        ------------
                                                          19,365,717
                                                        ------------
          TOBACCO--1.4%
  615,614 British American Tobacco Plc                     7,443,247
                                                        ------------
          TOTAL UNITED KINGDOM                           105,982,640
                                                        ------------
TOTAL COMMON STOCKS
  (Cost $425,527,061)                                    491,852,506
                                                        ------------
INVESTMENT COMPANY--1.7%
8,717,300 Federated Trust for U.S. Treasury Obligations    8,717,300
                                                        ------------
TOTAL INVESTMENT COMPANY
  (Cost $8,717,300)                                        8,717,300
                                                        ------------
TOTAL INVESTMENTS
  (Cost $434,244,361) (a)--96.5%                         500,569,806
OTHER ASSETS IN EXCESS OF
  LIABILITIES--3.5%                                       18,119,848
                                                        ------------
NET ASSETS--100.0%                                      $518,689,654
                                                        ============

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows:

                    Unrealized appreciation     $70,945,208
                    Unrealized depreciation      (4,619,763)
                                                -----------
                    Net unrealized appreciation $66,325,445
                                                ===========

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing security.

                      See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------


 Principal
  Amount         Security Description          Value
----------- ------------------------------- -----------
U.S. GOVERNMENT AGENCIES--52.6%
            FANNIE MAE--19.2%
$13,600,000 1.05%, 12/03/2003               $13,588,439
    150,000 1.04%, 12/17/2003                   149,813
    106,000 5.13%, 02/13/2004                   107,184
    400,000 5.75%, 06/15/2005                   424,910
      5,074 8.00%, 09/01/2006                     5,366
  2,000,000 7.25%, 01/15/2010, Series B       2,351,592
     60,130 7.50%, 08/01/2025, Pool #250322      64,292
                                            -----------
                                             16,691,596
                                            -----------
            FEDERAL AGRICULTURAL
            MORTGAGE CORP.--0.6%
    500,000 5.90%, 03/03/2009, MTN              551,444
                                            -----------
            FEDERAL HOME LOAN BANKS--29.8%
  2,500,000 1.01%, 11/26/2003                 2,498,435
    600,000 3.25%, 02/13/2004                   603,593
  1,705,000 2.00%, 11/15/2004                 1,715,476
    200,000 3.88%, 12/15/2004, Series 273       205,254
    500,000 4.38%, 02/15/2005, Series 8905      517,444
    815,000 5.38%, 02/15/2005                   853,420
    500,000 7.13%, 02/15/2005                   534,633
    100,000 7.59%, 03/10/2005, Series Q-05      107,838
    600,000 4.13%, 05/13/2005, Series GJ05      620,473
    650,000 7.25%, 05/13/2005                   703,665
    850,000 5.38%, 02/15/2006, Series 2E06      908,545
  1,550,000 4.75%, 05/15/2006, Series 6F06    1,639,314
  2,450,000 5.38%, 05/15/2006                 2,628,595
    395,000 5.25%, 08/15/2006                   422,876
  6,595,000 4.88%, 11/15/2006, Series TV06    6,996,167
    500,000 6.50%, 11/15/2006, Series TD06      553,743

                      See Notes to Financial Statements.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount         Security Description          Value
---------- ------------------------------- -----------
U.S. GOVERNMENT AGENCIES--Continued
           FEDERAL HOME LOAN BANKS--
           Continued
$  700,000 4.88%, 05/15/2007, Series IH07  $   743,525
 2,500,000 3.75%, 08/15/2007, Series SI07    2,554,505
 1,000,000 6.63%, 11/15/2010, Series ID10    1,141,869
                                           -----------
                                            25,949,370
                                           -----------
           FREDDIE MAC--0.0%
     7,520 7.50%, 05/01/2005, Pool #140094       7,767
                                           -----------
           GOVERNMENT NATIONAL MORTGAGE
           ASSOC.--0.6%
   447,166 8.50%, 10/15/2017, Pool #780291     494,127
     3,679 9.00%, 02/15/2020, Pool #285639       4,082
                                           -----------
                                               498,209
                                           -----------
           PRIVATE EXPORT FUNDING--1.4%
   350,000 6.62%, 10/01/2005, Series WW        379,659
   300,000 5.34%, 03/15/2006, Series M         320,895
   500,000 7.95%, 11/01/2006, Series UU        531,205
                                           -----------
                                             1,231,759
                                           -----------
           SALLIE MAE--1.0%
   880,000 3.38%, 07/15/2004                   893,017
                                           -----------
TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $45,081,295)                        45,823,162
                                           -----------

U.S. GOVERNMENT SECURITIES--30.2%
           U.S. TREASURY BONDS--13.7%
 6,200,000 6.00%, 02/15/2026                 6,810,799
 2,500,000 5.25%, 02/15/2029                 2,497,363
 2,100,000 3.38%, 04/15/2032 (b)             2,636,839
                                           -----------
                                            11,945,001
                                           -----------

                      See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount             Security Description              Value
---------- --------------------------------------- -----------
U.S. GOVERNMENT SECURITIES--Continued
           U.S. TREASURY NOTES--16.5%
$  890,000 2.13%, 08/31/2004                       $   896,883
 1,025,000 5.75%, 11/15/2005                         1,104,278
   500,000 6.88%, 05/15/2006                           558,145
 2,300,000 7.00%, 07/15/2006                         2,585,523
   925,000 6.50%, 10/15/2006                         1,033,471
 1,900,000 6.13%, 08/15/2007                         2,129,336
 2,250,000 4.75%, 11/15/2008                         2,404,336
 1,000,000 4.25%, 01/15/2010 (b)                     1,278,679
   500,000 5.75%, 08/15/2010                           559,297
   550,000 3.50%, 01/15/2011 (b)                       657,342
 1,000,000 3.00%, 07/15/2012 (b)                     1,123,555
                                                   -----------
                                                    14,330,845
                                                   -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $24,239,893)                                26,275,846
                                                   -----------
CORPORATE BONDS--13.3%
           CHEMICALS--1.8%
 1,650,000 Union Carbide Corp., 6.79%, 06/01/2025,
           (put 06/01/2005)                          1,592,250
                                                   -----------
           CONSUMER CYCLICAL--0.9%
   627,370 Wal-Mart Stores, Inc., Series 92A1,
           7.49%, 06/21/2007                           688,670
    65,874 Wal-Mart Stores, Inc., Series 94B1,
           8.45%, 07/01/2004                            67,595
                                                   -----------
                                                       756,265
                                                   -----------
           ENERGY--2.2%
   400,000 ChevronTexaco Corp., 6.63%, 10/01/2004      418,654
   157,760 ChevronTexaco Corp., 8.11%, 12/01/2004      163,766

                      See Notes to Financial Statements.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description                Value
---------- ------------------------------------------- -----------
CORPORATE BONDS--Continued
           ENERGY--Continued
$  475,000 Illinova Corp., 6.75%, 03/15/2005           $   486,875
   770,000 Oklahoma Gas & Electric Co.,
           6.65%, 07/15/2027, (put 07/15/2007)             860,799
                                                       -----------
                                                         1,930,094
                                                       -----------
           FINANCE--7.8%
 1,203,863 3M Employee Stock Ownership Plan Trust*,
           5.62%, 07/15/2009                             1,308,395
   800,000 General Electric Capital Corp., Series A,
           MTN, 7.25%, 05/03/2004                          823,408
   500,000 General Electric Capital Corp., Series A,
           MTN, 4.25%, 01/28/2005                          515,925
 1,350,000 General Motors Acceptance Corp., 7.63%,
           06/15/2004                                    1,396,115
   550,000 General Motors Acceptance Corp., MTN,
           6.38%, 01/30/2004                               556,370
   500,000 General Motors Acceptance Corp., MTN,
           6.75%, 01/15/2006                               533,102
   390,000 John Deere Capital Corp., 5.13%, 10/19/2006     415,849
   252,000 Natural Rural Utilities Cooperative Finance
           Corp., 5.75%, 11/01/2008                        272,814
 1,000,000 Salomon Smith Barney Holdings, Inc.,
           6.63%, 11/15/2003                             1,001,571
                                                       -----------
                                                         6,823,549
                                                       -----------
           HEALTHCARE--0.2%
   130,000 Kaiser Foundation Hospital, 9.55%,
           07/15/2005                                      144,231
                                                       -----------

                      See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description               Value
---------- ------------------------------------------ -----------
CORPORATE BONDS--Continued
           YANKEE--0.4%
$  200,000 BP Canada Energy Co., 6.75%, 02/15/2005    $   211,949
   100,000 International Bank for Reconstruction &
           Development, 7.00%, 01/27/2005                 106,669
                                                      -----------
                                                          318,618
                                                      -----------
TOTAL CORPORATE BONDS
  (Cost $11,185,024)                                   11,565,007
                                                      -----------
MUNICIPAL BONDS--1.7%
           ALABAMA--1.2%
 1,000,000 Alabama Special Care Facilities Finance
           Authority, Mobile Hospital Revenue Bonds
           Charity Obligation Group, Series A,
           5.00%, 11/01/2014, (Escrowed to Maturity)    1,086,560
                                                      -----------
           TEXAS--0.5%
    50,000 Texas State GO, Taxable, 7.13%, 12/01/2003      50,213
   320,000 Texas State GO, Taxable, 6.15%, 12/01/2006     345,673
                                                      -----------
                                                          395,886
                                                      -----------
TOTAL MUNICIPAL BONDS
  (Cost $1,435,180)                                     1,482,446
                                                      -----------

                      See Notes to Financial Statements.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Concluded)
--------------------------------------------------------------------------------


Shares         Security Description            Value
------- ----------------------------------- -----------
INVESTMENT COMPANY--0.9%
810,800 SEI Daily Income Government II Fund     810,800
                                            -----------
TOTAL INVESTMENT COMPANY
  (Cost $810,800)                               810,800
                                            -----------
TOTAL INVESTMENTS
  (Cost $82,752,192) (a)--98.7%              85,957,261
OTHER ASSETS IN EXCESS OF
  LIABILITIES--1.3%                           1,096,463
                                            -----------
NET ASSETS--100.0%                          $87,053,724
                                            ===========

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows:

                    Unrealized appreciation     $3,662,754
                    Unrealized depreciation       (457,685)
                                                ----------
                    Net unrealized appreciation $3,205,069
                                                ==========

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Inflation protected security.

* Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

   GO--General Obligations
   MTN--Medium Term Note

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------


Principal
 Amount               Security Description                Value
---------- ------------------------------------------- -----------
MUNICIPAL BONDS--91.8%
           ALABAMA--0.7%
$  110,000 Alabama State Public School & College
           Revenue Bonds, Series C, 5.00%, 05/01/2013,
           (FSA)                                       $   119,120
   400,000 Alabama Water Pollution Control Authority
           Revenue Bonds, 5.50%, 08/15/2014,
           (AMBAC)                                         443,160
                                                       -----------
                                                           562,280
                                                       -----------
           ARIZONA--1.7%
   150,000 Apache County, Unified School District
           No. 27 Revenue Bonds, Series A, 3.50%,
           07/01/2010, (AMBAC)                             153,665
   800,000 Arizona State Transportation Board Grant
           Anticipation Revenue Bonds, Series A,
           5.00%, 07/01/2014                               875,816
   350,000 Mesa GO, 5.00%, 07/01/2013, (FGIC)              385,609
                                                       -----------
                                                         1,415,090
                                                       -----------
           ARKANSAS--0.9%
   200,000 Beaver Water District, Benton & Washington
           County Revenue Bonds, 3.00%, 11/15/2006,
           (AMBAC)                                         207,160
   410,000 Fayetteville Waterworks & Sewer Systems
           Revenue Bonds, Series B, 4.65%, 08/15/2013,
           (AMBAC)                                         436,531
   125,000 Fayetteville Waterworks & Sewer Systems
           Revenue Bonds, Series B, 4.75%, 08/15/2014,
           (AMBAC)                                         132,958
                                                       -----------
                                                           776,649
                                                       -----------

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount                Security Description                 Value
---------- --------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           CALIFORNIA--4.2%
$1,000,000 Fallbrook Union High School District GO,
           San Diego County, 5.38%, 09/01/2013,
           (FGIC)                                        $ 1,135,590
 1,000,000 Inglewood Unified School District GO,
           Series C, 5.25%, 10/01/2016, (FSA)              1,090,898
   500,000 Los Altos School District GO, Series B,
           5.00%, 08/01/2017                                 525,540
   100,000 San Diego County Water Authority
           Certificates of Participation, Series A,
           4.75%, 05/01/2018, (MBIA)                         101,956
   500,000 San Jose Unified School District GO, Santa
           Clara County, Series A, 5.25%, 08/01/2016,
           (FSA)                                             543,575
                                                         -----------
                                                           3,397,559
                                                         -----------
           COLORADO--0.7%
   485,000 Longmont Sales & Use Tax Revenue Bonds,
           5.63%, 11/15/2017                                 538,845
                                                         -----------
           CONNECTICUT--2.3%
   600,000 Connecticut State GO, Series E, 5.00%,
           08/15/2011                                        665,214
   600,000 Connecticut State Health & Educational
           Facilities Authority Revenue Bonds, Series E,
           4.75%, 11/01/2013, (FGIC)                         645,624
   500,000 Torrington GO, 4.88%, 09/15/2005, (FGIC)          532,280
                                                         -----------
                                                           1,843,118
                                                         -----------
           FLORIDA--1.4%
   200,000 Clearwater Housing Authority Revenue
           Bonds, 4.95%, 06/01/2007, (FSA)                   214,826
   400,000 Miami-Dade County Water & Sewer Revenue
           Bonds, 4.00%, 10/01/2005, (MBIA)                  419,792

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description                 Value
--------- --------------------------------------------- -----------
MUNICIPAL BONDS--Continued
          FLORIDA--Continued
$500,000  Port Orange Water & Sewer Revenue Bonds,
          5.00%, 10/01/2016, (AMBAC)                    $   534,425
                                                        -----------
                                                          1,169,043
                                                        -----------
          ILLINOIS--10.0%
 400,000  Chicago Board of Education, Chicago School
          Reformatory GO, 6.75%, 12/01/2008,
          (AMBAC)                                           478,736
 500,000  Chicago GO, Series A-2, 6.25%, 01/01/2013,
          (AMBAC)                                           592,900
 315,000  Chicago GO, Series B, 5.00%, 1/01/2011,
          (AMBAC)                                           345,527
 225,000  Chicago Neighborhoods Alive 21 Program GO,
          Series A, 5.88%, 01/01/2019, (FGIC)               253,260
 150,000  Cook County School District No. 153
          Homewood GO, Series A, 5.00%, 12/01/2009          167,853
 285,000  Cook County School District No. 92.5
          Westchester GO, 5.00%, 12/01/2010, (FSA)          317,638
 150,000  Du Page County Community Unit School
          District No. 202 Lisle GO, 5.55%, 12/30/2017,
          (FSA)                                             163,754
 100,000  Du Page County High School District No. 087
          Glenbard Township GO, Series A, 4.50%,
          12/01/2005                                        105,908
 275,000  Elgin GO, 5.13%, 12/15/2010, (MBIA)               309,009
 260,000  Freeport Sewer System Improvements GO,
          5.55%, 12/01/2014, (AMBAC)                        290,160
 100,000  Gail Borden Public Library District GO,
          4.63%, 12/15/2008, (FGIC)                         109,707
 825,000  Illinois State GO, 5.00%, 06/01/2015, (MBIA)      888,343
 500,000  Illinois State GO, First Series,
          5.50%, 08/01/2015                                 553,850

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount                 Security Description                 Value
---------- ---------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           ILLINOIS--Continued
$  400,000 Illinois State Sales Tax Revenue Bonds,
           Series Z, 5.00%, 06/15/2012                    $   434,172
   300,000 Illinois State Toll Highway Authority Priority
           Revenue Bonds, Series A, 3.50%, 01/01/2005         301,035
   250,000 Illinois State Toll Highway Authority
           Revenue Bonds, Series A, 5.10%,
           01/01/2005, (FGIC)                                 261,093
   210,000 Kane County Community Unit School
           District No. 304 Geneva GO, 6.10%,
           06/01/2006, (FGIC)                                 233,043
 1,000,000 Lake County Water & Sewer System
           Revenue Bonds, Series A, 5.50%,
           12/01/2010, (AMBAC)                              1,145,989
    80,000 Northern Illinois University Auxiliary
           Facilities Systems Revenue Bonds, 5.50%,
           04/01/2013, (AMBAC)                                 88,587
   100,000 Piatt, Champaign & De Witt Counties
           Community School District No. 025 GO,
           Series B, 4.60%, 10/01/2012, (MBIA)                106,726
   100,000 Rockford GO, Series A, 5.38%, 12/15/2013,
           (FSA)                                              110,194
   140,000 Saline & Gallatin Counties, Community Unit
           School District No. 4 GO, 5.75%, 10/01/2004,
           (FGIC)                                             145,900
   160,000 University of Illinois, Utility Infrastructure
           Projects Certificates of Participation,
           Series B, 5.50%, 08/15/2011, (AMBAC)               182,117
   250,000 Will County, School District No. 122 GO,
           Series B, 5.20%, 11/01/2016, (FGIC)                267,555

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount              Security Description                Value
--------- ------------------------------------------- -----------
MUNICIPAL BONDS--Continued
          ILLINOIS--Continued
$300,000  Winnebago Boone Counties Community
          College District No. 511, Rock Valley
          Community College GO, 5.40%, 10/01/2020,
          (FGIC)                                      $   318,228
                                                      -----------
                                                        8,171,284
                                                      -----------
          INDIANA--9.0%
 150,000  Avon Two Thousand School Building Corp.,
          First Mortgage Revenue Bonds, 5.00%,
          07/15/2006, (FGIC)                              162,773
 100,000  East Allen Multiple School Building Corp.,
          First Mortgage Revenue Bonds, 5.05%,
          07/15/2005, (FSA)                               106,402
 315,000  East Allen Multiple School Building Corp.,
          First Mortgage Revenue Bonds, 5.00%,
          07/10/2014, (FSA)                               336,316
 115,000  East Allen Multiple School Building Corp.,
          First Mortgage Revenue Bonds, 5.13%,
          07/10/2015, (FSA)                               123,019
 460,000  Franklin Community Multiple School Building
          Corp., First Mortgage Revenue Bonds, 5.13%,
          07/15/2012, (FSA)                               502,624
  75,000  Franklin Township School Building Corp.,
          Marion County, First Mortgage Revenue
          Bonds, 5.75%, 07/15/2010                         87,818
 175,000  Huntington Countywide School Building
          Corp. II, First Mortgage Revenue Bonds,
          5.38%, 07/15/2016, (MBIA)                       192,430
 250,000  Indiana Bond Bank, Special Project Revenue
          Bonds, Series A, 6.25%, 02/01/2011,
          (AMBAC)                                         291,143

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount                Security Description                 Value
--------- ---------------------------------------------- -----------
MUNICIPAL BONDS--Continued
          INDIANA--Continued
$500,000  Indiana Transportation Finance Authority
          Highway Revenue Bonds, Series B, 5.00%,
          12/01/2009, (AMBAC)                            $   552,975
 275,000  Indianapolis-Marion County Public Library
          GO, Series A, 4.60%, 07/01/2018                    279,161
 145,000  Lebanon Middle School Building Corp., First
          Mortgage Revenue Bonds, 5.05%, 07/15/2011,
          (FSA)                                              159,545
 400,000  Marion County Convention & Recreational
          Facilities Authority Excise Tax Revenue Bonds,
          Series A, 5.50%, 06/01/2013, (MBIA)                448,904
 700,000  Mount Vernon of Hancock County Multiple
          School Building Corp., First Mortgage
          Revenue Bonds, Series A, 5.25%, 01/15/2014,
          (State Aid Withholding)                            750,308
 170,000  Noblesville Elementary Intermediate School
          Building Corp., First Mortgage GO, 5.30%,
          07/15/2009, (FSA)                                  191,816
 205,000  Noblesville Elementary Intermediate School
          Building Corp., First Mortgage GO, 5.50%,
          07/15/2012, (FSA)                                  227,911
 500,000  Noblesville Industrial Redevelopment
          Authority, Economic Development Revenue
          Bonds, 5.00%, 07/15/2016, (AMBAC)                  529,295
 460,000  Noblesville Southeastern Public Library
          Building Corp., First Mortgage Revenue Bonds,
          5.00%, 07/15/2014, (FGIC)                          497,987
 130,000  Noblesville West School Building Corp., First
          Mortgage Revenue Bonds, 4.65%, 07/05/2005,
          (State Aid Withholding)                            136,405

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description                 Value
--------- --------------------------------------------- -----------
MUNICIPAL BONDS--Continued
          INDIANA--Continued
$160,000  Northern Wells Community School Building
          Corp., First Mortgage Revenue Bonds, 5.00%,
          01/15/2016, (FGIC)                            $   169,752
 370,000  Northern Wells Community School Building
          Corp., First Mortgage Revenue Bonds, 5.00%,
          07/15/2016, (FGIC)                                392,552
 120,000  Warsaw Community Public Library GO,
          3.95%, 07/01/2008, (FSA)                          127,015
 605,000  Westfield High School Building Corp.,
          First Mortgage Revenue Bonds, Series 98,
          5.00%, 07/05/2009, (AMBAC)                        661,113
 135,000  Westfield-Washington Elementary Building
          Corp., First Mortgage Revenue Bonds, 4.75%,
          01/15/2011, (FGIC)                                145,743
 255,000  Westfield-Washington Elementary Building
          Corp., First Mortgage Revenue Bonds, 4.75%,
          07/15/2011, (FGIC)                                276,545
                                                        -----------
                                                          7,349,552
                                                        -----------
          IOWA--1.0%
 250,000  Iowa City Packaging Facilities Revenue Bonds,
          5.88%, 07/01/2015, (MBIA)                         284,160
 500,000  Iowa Finance Authority Iowa State Revolving
          Fund Revenue Bonds, 5.25%, 02/01/2010             562,625
                                                        -----------
                                                            846,785
                                                        -----------
          KANSAS--1.3%
 975,000  Johnson County Water District No. 001 Water
          Revenue Bonds, 5.00%, 12/01/2013                1,062,224
                                                        -----------
          KENTUCKY--0.2%
 120,000  Hopkins County Detention Facility Project GO,
          5.63%, 02/01/2016, (FGIC)                         133,633
                                                        -----------

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description                Value
---------- ------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           MAINE--1.3%
$  585,000 Scarborough GO, 4.25%, 11/01/2014, (FGIC)   $   605,072
   415,000 Windham GO, 4.00%, 11/01/2014,
           (AMBAC)                                         420,013
                                                       -----------
                                                         1,025,085
                                                       -----------
           MASSACHUSETTS--2.7%
 1,000,000 Massachusetts State Consolidation Loan GO,
           Series B, 4.00%, 08/01/2008                   1,061,220
   500,000 Massachusetts State Consolidation Loan GO,
           Series D, 5.50%, 11/01/2015                     564,645
   500,000 Massachusetts State Health & Educational
           Facilities Authority Revenue Bonds, Boston
           College, Series N, 5.25%, 06/01/2014            548,660
                                                       -----------
                                                         2,174,525
                                                       -----------
           MICHIGAN--7.8%
   695,000 Cedar Springs Public School District School
           Building & Site GO, 5.25%, 05/01/2016,
           (Q-SBLF)                                        764,472
   130,000 Central Montcalm Public Schools GO,
           5.35%, 05/01/2011, (MBIA Q-SBLF)                144,011
   250,000 Detroit Water Supply System Revenue
           Bonds, Senior Lien, Series A, 5.00%,
           07/01/2013, (FGIC)                              270,650
   240,000 Dundee Community School District School
           Building & Site GO, 5.38%, 05/01/2014,
           (Q-SBLF)                                        260,969
   250,000 Dundee Community School District School
           Building & Site GO, 5.38%, 05/01/2019,
           (Q-SBLF)                                        267,833

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount                Security Description                Value
---------- -------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           MICHIGAN--Continued
$  325,000 East Lansing School District School Building
           & Site GO, 5.35%, 05/01/2016, (Q-SBLF)       $   351,572
   150,000 Galesburg-Augusta Community Schools GO,
           5.38%, 05/01/2014, (Q-SBLF)                      163,106
   275,000 Gibraltar School District Judgement Bonds
           GO, 5.00%, 05/01/2007, (MBIA)                    303,058
   500,000 Livonia Public School District Building &
           Site GO, 5.63%, 05/01/2014, (FGIC)               552,930
   750,000 Michigan State Trunk Line Revenue Bonds,
           Series A, 5.25%, 11/01/2013                      838,088
   445,000 Portage Public School Building & Site GO,
           5.00%, 05/01/2014, (FSA)                         481,201
   200,000 South Haven Public Schools GO, 4.00%,
           05/01/2011, (Q-SBLF)                             207,624
 1,000,000 St. Clair County GO, 4.50%, 04/01/2016,
           (FGIC)                                         1,032,039
   150,000 St. John's Public Schools GO, 5.00%,
           05/01/2013, (FGIC Q-SBLF)                        160,500
   150,000 Van Buren County GO, 5.00%, 05/01/2015,
           (AMBAC)                                          160,269
   375,000 Warren Transportation Fund GO, 5.00%,
           06/01/2016                                       395,119
                                                        -----------
                                                          6,353,441
                                                        -----------
           MINNESOTA--0.7%
   500,000 Minnesota Public Facilities Authority Water
           Pollution Control Revenue Bonds, Series A,
           5.13%, 03/01/2013                                544,065
                                                        -----------

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount                 Security Description                  Value
---------- ----------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           NEBRASKA--0.2%
$  185,000 Douglas County School District No. 054
           Ralston Public School GO, 4.60%,
           12/15/2012, (FSA)                               $   197,341
                                                           -----------
           NEVADA--2.6%
 1,000,000 Nevada State GO, Series C, 5.00%,
           07/01/2005                                        1,057,850
   500,000 Washoe County GO, 5.00%, 06/01/2017,
           (MBIA)                                              521,060
   525,000 Washoe County School District GO, 5.13%,
           06/01/2011, (FGIC)                                  576,203
                                                           -----------
                                                             2,155,113
                                                           -----------
           NEW JERSEY--3.8%
   185,000 Evesham Municipal Utilities Authority
           Revenue Bonds, Series A, 4.00%,
           07/01/2013, (AMBAC)                                 188,152
   200,000 Freehold Regional High School District GO,
           5.00%, 03/01/2018, (FGIC)                           216,828
   635,000 New Jersey State Certificates of Participation,
           5.25%, 06/15/2011, (FSA)                            700,443
   105,000 New Jersey State Educational Facilities
           Authority, Drew University Revenue Bonds,
           Series C, 4.00%, 07/01/2013, (FGIC)                 106,975
   650,000 New Jersey State GO, Series J, 5.00%,
           07/15/2009                                          723,951
   200,000 New Jersey State Transportation Authority
           Systems Revenue Bonds, Series A, 5.25%,
           12/15/2012, (AMBAC)                                 224,026

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description                Value
---------- ------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           NEW JERSEY--Continued
$  670,000 New Jersey State Transportation Authority
           Systems Revenue Bonds, Series C, 5.38%,
           12/15/2007                                  $   751,204
   150,000 Sussex County Municipal Utilities Authority
           Solid Waste Revenue Bonds, 4.00%,
           12/01/2010, (FGIC)                              157,934
                                                       -----------
                                                         3,069,513
                                                       -----------
           NEW MEXICO--1.3%
 1,000,000 New Mexico Finance Authority, State Office
           Building Tax Revenue Bonds, Series A,
           5.00%, 06/01/2015                             1,068,210
                                                       -----------
           NEW YORK--6.9%
   450,000 Bath Central School District GO, 4.50%,
           06/15/2015, (FGIC--State Aid Withholding)       466,673
 1,000,000 Metropolitan Transportation Authority
           Revenue Bonds, Series A, 5.50%,
           11/15/2013, (AMBAC)                           1,142,980
    20,000 New York City GO, Series D, 6.00%,
           02/15/2020, (pre-refunded 02/15/2005
           @ 101)                                           21,418
   150,000 New York Local Government Assistance
           Corp. Revenue Bonds, Series B, 5.25%,
           04/01/2005, (MBIA)                              158,462
 1,000,000 New York State Dormitory Authority, State
           University Educational Facilities Revenue
           Bonds, 6.00%, 05/15/2016, (MBIA)              1,154,010
   275,000 Norwood-Norfolk Central School District
           GO, 4.00%, 06/15/2011, (FSA--State Aid
           Withholding)                                    286,195

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description                 Value
--------- --------------------------------------------- -----------
MUNICIPAL BONDS--Continued
          NEW YORK--Continued
$430,000  Schuylerville Central School District GO,
          5.00%, 06/15/2015, (FSA--State Aid
          Withholding)                                  $   464,740
 100,000  Sherrill School District GO, 5.00%,
          06/15/2014, (FGIC--State Aid Withholding)         108,537
 300,000  Southern Cayuga Central School District GO,
          4.00%, 05/15/2009, (FSA--State Aid
          Withholding)                                      319,365
 155,000  Sweet Home Central School District, Amherst
          & Tonawanda GO, Series B, 4.38%,
          07/15/2014, (FSA--State Aid Withholding)          161,739
 100,000  Triborough Bridge & Tunnel Authority
          Revenue Bonds, Series B, 5.00%, 11/15/2007        110,855
 700,000  Triborough Bridge & Tunnel Authority
          Revenue Bonds, Series B, 5.25%, 11/15/2008        788,130
 300,000  William Floyd Union Free School District,
          Mastics-Moriches-Shirley GO, 5.00%,
          06/15/2012, (MBIA--State Aid Withholding)         330,243
 100,000  Yorkshire Pioneer Central School District GO,
          4.00%, 06/15/2009, (FGIC--State Aid
          Withholding)                                      106,546
                                                        -----------
                                                          5,619,893
                                                        -----------
          OHIO--5.3%
 500,000  Cincinnati City School District, Classroom
          Facilities Construction & Improvement GO,
          5.00%, 12/01/2005, (FSA)                          536,845
 700,000  Cincinnati GO, 5.00%, 12/01/2011                  771,302
 100,000  Cincinnati GO, 5.00%, 12/01/2012                  108,415

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount                 Security Description                 Value
---------- ---------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           OHIO--Continued
$  300,000 Cincinnati GO, 5.00%, 12/01/2015               $   321,636
   175,000 Clearview Local School District School
           Improvement GO, 6.65%, 12/01/2017,
           (School District Credit Program)                   223,654
   100,000 Ohio State Higher Educational Facilities,
           University of Dayton Revenue Bonds, 5.20%,
           12/01/2010, (AMBAC)                                110,840
   100,000 Ohio State Turnpike Commission Revenue
           Bonds, 4.40%, 02/15/2011                           106,736
 1,000,000 Stark County GO, 5.25%, 12/01/2015,
           (AMBAC)                                          1,126,689
   750,000 Toledo City School District, School Facilities
           Improvement GO, 5.00%, 12/01/2015,
           (FSA--School District Credit Program)              813,308
   175,000 Wellston City School District GO, 5.80%,
           12/01/2013                                         204,479
                                                          -----------
                                                            4,323,904
                                                          -----------
           OREGON--1.5%
   700,000 Oregon State Department of Administrative
           Services Certificates of Participation,
           Series C, 5.00%, 11/01/2008, (MBIA)                785,267
   435,000 Oregon State Department of Administrative
           Services GO, 5.00%, 12/01/2013                     475,581
                                                          -----------
                                                            1,260,848
                                                          -----------
           PENNSYLVANIA--0.5%
   195,000 Franklin Township Municipal Sanitation
           Authority Guaranteed Sewer Revenue Bonds,
           Series A, 4.05%, 01/01/2004, (FSA)                 195,926

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Principal
 Amount                Security Description                Value
---------- -------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           PENNSYLVANIA--Continued
$  215,000 New Castle Area School District GO, 4.40%,
           03/01/2011, (MBIA--State Aid Withholding)    $   228,986
                                                        -----------
                                                            424,912
                                                        -----------
           TENNESSEE--0.4%
   300,000 Tennessee State School Bond Authority,
           Higher Educational Facilities Revenue Bonds,
           Series A, 4.70%, 05/01/2009                      328,920
                                                        -----------
           TEXAS--8.8%
   110,000 Alief Independent School District GO, 5.00%,
           02/15/2013, (PSF-GTD)                            118,470
   430,000 Carroll Independent School District GO,
           6.38%, 02/15/2021, (PSF-GTD)                     522,042
   500,000 Fort Worth Independent School District GO,
           5.75%, 02/15/2012, (PSF-GTD)                     566,475
   240,000 Garland GO, 4.50%, 02/15/2019                    240,840
   470,000 Gregory Portland Independent School District
           GO, 5.50%, 08/15/2019, (PSF-GTD)                 510,876
   100,000 Harris County GO, 5.00%, 10/01/2009              111,425
   255,000 Laredo GO, 5.38%, 08/15/2020, (FGIC)             271,236
   400,000 Leander Independent School District GO,
           5.38%, 08/15/2015, (PSF-GTD)                     440,160
 1,000,000 Lower Colorado River Authority,
           Transmission Contract Revenue Bonds,
           Series C, 5.00%, 05/15/2008, (AMBAC)           1,108,299
   220,000 McKinney GO, 5.20%, 08/15/2014, (FGIC)           237,213
   210,000 Montgomery County Municipal Utility
           District No. 47 Waterworks & Sewer GO,
           6.70%, 10/01/2012, (AMBAC)                       231,187

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                Security Description                 Value
--------- ---------------------------------------------- -----------
MUNICIPAL BONDS--Continued
          TEXAS--Continued
$250,000  Montgomery County Municipal Utility District
          No. 47 Waterworks & Sewer GO, 6.13%,
          10/01/2015, (AMBAC)                            $   272,528
 290,000  New Braunfels Independent School GO, 5.75%,
          02/01/2014, (PSF-GTD)                              327,816
 250,000  San Antonio General Improvement GO, 5.25%,
          08/01/2013                                         278,305
 295,000  San Felipe Del Rio Independent School District
          GO, 5.38%, 08/15/2016, (PSF-GTD)                   321,226
 100,000  Texas State Public Finance Authority Park &
          Wildlife GO, 5.50%, 10/01/2005                     107,603
 635,000  Texas State Public Finance Authority Park &
          Wildlife GO, 5.90%, 10/01/2017                     715,219
 730,000  Ysleta Independent School District Public
          Facility Corp. Lease Revenue Bonds, 5.50%,
          11/15/2010, (AMBAC)                                842,996
                                                         -----------
                                                           7,223,916
                                                         -----------
          UTAH--0.7%
 500,000  Utah State GO, Series A, 4.00%, 07/01/2008         534,630
                                                         -----------
          VIRGINIA--0.6%
 500,000  Fairfax County GO, Series B, 4.13%,
          06/01/2021                                         472,680
                                                         -----------
          WASHINGTON--3.5%
 400,000  King County School District No. 403 Renton
          GO, 4.00%, 12/01/2005, (FSA--School Board
          Guaranty)                                          421,164
 300,000  King County Sewer GO, Revenue Bonds,
          6.25%, 01/01/2035                                  323,172

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------

Principal
 Amount               Security Description                Value
--------- -------------------------------------------- -----------
MUNICIPAL BONDS--Continued
          WASHINGTON--Continued
$250,000  Snohomish County School District No. 006
          Mukilteo GO, 5.35%, 12/01/2015, (School
          Board Guaranty)                              $   273,515
 500,000  Snohomish County School District No. 015
          Edmonds GO, Series A, 5.00%, 12/01/2012,
          (FSA--School Board Guaranty)                     551,095
 500,000  Snohomish County School District No. 015
          Edmonds GO, Series A, 5.00%, 12/01/2015,
          (FSA--School Board Guaranty)                     548,880
 180,000  Washington State GO, Series DD-14 & B,
          6.00%, 09/01/2019, (pre-refunded 09/01/2004
          @ 100)                                           187,378
 540,000  Washington State, Motor Vehicle Fuel Tax GO,
          Series R4B, 5.00%, 07/01/2014, (MBIA)            582,649
                                                       -----------
                                                         2,887,853
                                                       -----------
          WEST VIRGINIA--0.6%
 450,000  West Virginia University Revenue Bonds,
          Series A, 5.50%, 04/01/2017, (MBIA)              512,397
                                                       -----------
          WISCONSIN--9.2%
 410,000  Amery School District GO, Series A, 5.00%,
          10/01/2013, (FGIC)                               443,382
 135,000  Cedarburg School District GO, Series B,
          5.00%, 03/01/2013, (FSA)                         145,274
 145,000  Cedarburg School District GO, Series B,
          5.00%, 03/01/2014, (FSA)                         154,886
 150,000  Door County GO, Series A, 5.25%, 09/01/2020,
          (FGIC)                                           158,265
 160,000  Elmbrook School District GO, 3.90%,
          04/01/2013                                       161,397

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------

Principal
 Amount               Security Description                 Value
--------- --------------------------------------------- -----------
MUNICIPAL BONDS--Continued
          WISCONSIN--Continued
$500,000  Fond Du Lac Promissory Notes GO, 4.40%,
          05/01/2011, (FGIC)                            $   527,375
 225,000  Geneva Joint School District No. 4 GO, 5.25%,
          04/01/2012, (FSA)                                 250,569
 370,000  Ladysmith Hawkins School District GO, 4.60%,
          09/01/2014, (FGIC)                                388,696
 450,000  Ladysmith Hawkins School District GO, 4.80%,
          09/01/2016, (FGIC)                                471,857
 130,000  Menomonee Falls Water Systems Mortgage
          Revenue Bonds, 4.60%, 12/01/2010, (FSA)           141,874
 500,000  Milwaukee GO, Series B6, 5.00%, 10/01/2013        548,070
 200,000  Muskego Norway School District GO, 5.13%,
          04/01/2016, (FSA)                                 213,900
 345,000  Oak Creek-Franklin Joint School District GO,
          4.30%, 04/01/2007, (FGIC)                         370,285
 520,000  Osceola School District School Building GO,
          Series A, 5.13%, 05/01/2017, (FGIC)               550,618
 775,000  Outagamie County GO, 5.50%, 04/01/2014            859,211
 220,000  Two Rivers Public School District GO, 5.75%,
          03/01/2012, (FSA)                                 255,695
 505,000  Verona Area School District GO, Series A,
          5.50%, 10/01/2012, (MBIA)                         559,807
 135,000  Whitewater GO, 4.38%, 09/01/2008, (FSA)           146,387
 185,000  Whitewater GO, 4.38%, 09/01/2009, (FSA)           200,109
 750,000  Wisconsin State Clean Water Revenue Bonds,
          Series 1, 4.60%, 06/01/2013                       778,154
 200,000  Wisconsin State GO, Series C, 4.75%,
          05/01/2009                                        219,006
                                                        -----------
                                                          7,544,817
                                                        -----------
TOTAL MUNICIPAL BONDS
  (Cost $72,511,150)                                     74,988,125
                                                        -----------

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2003 (Concluded)
--------------------------------------------------------------------------------

 Shares            Security Description             Value
--------- -------------------------------------- -----------
INVESTMENT COMPANY--9.1%
7,403,100 SEI Tax-Exempt Trust Money Market Fund $ 7,403,100
                                                 -----------
TOTAL INVESTMENT COMPANY
  (Cost $7,403,100)                                7,403,100
                                                 -----------
TOTAL INVESTMENTS
  (Cost $79,914,250) (a)--100.9%                  82,391,225
LIABILITIES IN EXCESS OF OTHER
  ASSETS--(0.9)%                                    (716,252)
                                                 -----------

NET ASSETS--100.0%                               $81,674,973
                                                 ===========

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows:

                    Unrealized appreciation     $2,679,969
                    Unrealized depreciation       (202,994)
                                                ----------
                    Net unrealized appreciation $2,476,975
                                                ==========

   AMBAC--Insured by AMBAC Indemnity Corp.
   FGIC--Insured by Financial Guaranty Insurance Corp.
   FSA--Insured by Financial Security Assurance Inc.
   GO--General Obligations
   MBIA--Insured by Municipal Bond Insurance Assoc.
   PSF-GTD--Permanent School Fund Guarantee
   Q-SBLF--Qualified-School Bond Loan Fund

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2003
--------------------------------------------------------------------------------


                                           Core         Capital                      Fixed      Municipal
                                         Equities     Opportunity  International     Income       Bond
                                           Fund          Fund          Fund           Fund        Fund
                                       ------------  ------------  -------------  -----------  -----------
Assets:
  Investments, at market value........ $229,064,824  $678,321,785   $500,569,806  $85,957,261  $82,391,225
  Foreign currency
   (Cost $19,145,410).................           --            --     20,547,101           --           --
  Cash................................           36            81              4           42           65
  Accrued income receivable...........      168,920       305,645        829,285    1,106,722    1,079,535
  Receivable for fund shares sold.....      459,475       586,543        811,505           --       20,000
  Receivable for investments sold.....      704,703     1,997,883      6,380,912           --    1,108,210
  Unrealized appreciation on foreign
   currency contracts.................           --            --         16,097           --           --
  Receivable for withholding taxes on
   dividends..........................           --            --        722,713           --           --
  Prepaid expenses....................       14,637        91,756         21,483       76,328       11,023
                                       ------------  ------------  -------------  -----------  -----------
      Total Assets....................  230,412,595   681,303,693    529,898,906   87,140,353   84,610,058
                                       ------------  ------------  -------------  -----------  -----------
Liabilities:
  Payable for fund shares redeemed....       31,000        64,000         64,000          300      194,500
  Payable for investments
   purchased..........................    1,113,314     6,700,553     10,454,451           --    2,656,303
  Accrued expenses and other
   payables:
   Investment advisory................      125,525       345,484        313,771       22,998       29,902
   Administration.....................       17,623        51,709         40,313        6,930        6,434
   Shareholder services and 12b-1.....       46,994       138,424        107,511       18,952       17,179
   Custody............................       28,197        83,555         86,010       11,844       10,307
   Other..............................       56,189       166,830        143,196       25,605       20,460
                                       ------------  ------------  -------------  -----------  -----------
      Total Liabilities...............    1,418,842     7,550,555     11,209,252       86,629    2,935,085
                                       ------------  ------------  -------------  -----------  -----------
Net Assets............................ $228,993,753  $673,753,138   $518,689,654  $87,053,724  $81,674,973
                                       ============  ============  =============  ===========  ===========
  Net Assets consist of:
   Paid in capital....................  252,314,026   617,404,660    628,863,161   82,979,818   77,260,965
   Undistributed net investment
    income............................           --            --      5,731,522    1,005,425      720,869
   Accumulated net realized gain/
    (loss) on investments, futures
    and foreign currency
    translations......................  (52,317,788)  (34,720,735)  (183,806,443)    (136,588)   1,216,164
   Net unrealized appreciation on
    investments.......................   28,997,515    91,069,213     66,325,445    3,205,069    2,476,975
   Net unrealized appreciation on
    foreign currency translations.....           --            --      1,575,969           --           --
                                       ------------  ------------  -------------  -----------  -----------
Net Assets............................ $228,993,753  $673,753,138   $518,689,654  $87,053,724  $81,674,973
                                       ============  ============  =============  ===========  ===========
  Net Asset Value, Maximum
   Offering Price and Redemption
   Proceeds per Share................. $      10.98  $      14.06  $        8.59  $     11.12  $     11.42
                                       ============  ============  =============  ===========  ===========
Shares of Capital Stock
 Outstanding..........................   20,851,302    47,929,210     60,359,591    7,830,904    7,151,963
                                       ============  ============  =============  ===========  ===========
Investments, at cost.................. $200,067,309  $587,252,572  $ 434,244,361  $82,752,192  $79,914,250
                                       ============  ============  =============  ===========  ===========

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                                       STATEMENTS OF OPERATIONS
                                            For the Year Ended October 31, 2003
--------------------------------------------------------------------------------


                                      Core        Capital                     Fixed      Municipal
                                    Equities    Opportunity  International    Income       Bond
                                      Fund         Fund          Fund          Fund        Fund
                                  -----------  ------------  ------------- -----------  ----------
Investment Income:
  Interest....................... $   293,951  $  1,342,925  $    443,427  $ 2,815,352  $2,704,280
  Dividend.......................   1,577,576     5,163,288     9,909,376       30,731      36,665
  Foreign tax withholding........          --            --    (1,324,527)          --          --
                                  -----------  ------------  ------------  -----------  ----------
   Total Income..................   1,871,527     6,506,213     9,028,276    2,846,083   2,740,945
                                  -----------  ------------  ------------  -----------  ----------
Expenses:
  Investment advisory............   1,216,516     3,458,778     2,731,858      312,555     319,738
  Custody........................     269,606       827,195       737,680      104,185     106,580
  Administration.................     175,780       539,810       360,293       67,783      69,580
  Shareholder services and
   12b-1.........................     449,340     1,378,652       922,090      173,641     177,632
  Registration...................      20,979        24,825        27,184       22,000      14,849
  Insurance premiums.............      10,497        27,824        15,629       13,220       7,627
  Printing and postage...........       8,828        31,311        18,230        5,990       3,162
  Legal..........................      35,880       105,004        80,446       13,715      12,804
  Audit..........................      27,983        73,329        56,150       18,625      13,181
  Transfer agent.................       9,408        29,498        27,919        4,855       3,801
  Directors......................      31,568        34,468        31,744       34,541      31,409
  Miscellaneous..................      10,162        32,147        22,076        3,596       3,117
                                  -----------  ------------  ------------  -----------  ----------
   Total Expenses................   2,266,547     6,562,841     5,031,299      774,706     763,480
Less fees waived:
  Waiver of investment
   advisory fee..................     (26,464)           --            --      (43,753)    (18,348)
                                  -----------  ------------  ------------  -----------  ----------
   Net expenses..................   2,240,083     6,562,841     5,031,299      730,953     745,132
                                  -----------  ------------  ------------  -----------  ----------
Net Investment
 Income/(Loss)...................    (368,556)      (56,628)    3,996,977    2,115,130   1,995,813
                                  -----------  ------------  ------------  -----------  ----------
Net Realized and Unrealized
 Gain/(Loss):
  Net realized gains/(losses) on
   investments and futures.......    (627,253)  (12,974,220)   (1,519,007)   1,204,400   1,216,164
  Net realized gains on foreign
   currency transactions.........          --            --     1,906,738           --          --
  Net change in unrealized
   appreciation on investments
   and futures...................  22,675,117    81,653,340    96,516,920   (1,926,919)   (324,920)
  Net change in unrealized
   appreciation on translation
   of assets and liabilities in
   foreign currencies and
   foreign currency
   contracts.....................          --            --     1,140,541           --          --
                                  -----------  ------------  ------------  -----------  ----------
Net Realized and Unrealized
 Gain/(Loss).....................  22,047,864    68,679,120    98,045,192     (722,519)    891,244
                                  -----------  ------------  ------------  -----------  ----------
Net Increase in Net Assets
 Resulting from
 Operations...................... $21,679,308  $ 68,622,492  $102,042,169  $ 1,392,611  $2,887,057
                                  ===========  ============  ============  ===========  ==========

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                            Core Equities Fund       Capital Opportunity Fund
                                        --------------------------  --------------------------
                                        For the Year  For the Year  For the Year  For the Year
                                           Ended         Ended         Ended         Ended
                                        October 31,   October 31,   October 31,   October 31,
                                            2003          2002          2003          2002
                                        ------------  ------------  ------------  ------------
From Operations:
  Net investment income/(loss)......... $   (368,556) $   (139,726) $    (56,628) $    365,826
  Net realized losses on investments
   and futures.........................     (627,253)  (31,296,709)  (12,974,220)  (17,999,393)
  Net change in unrealized
   appreciation/(depreciation) on
   investments and futures.............   22,675,117    12,817,825    81,653,340   (26,515,181)
                                        ------------  ------------  ------------  ------------
  Net increase/(decrease) in net
   assets from operations..............   21,679,308   (18,618,610)   68,622,492   (44,148,748)
                                        ------------  ------------  ------------  ------------
Distributions to Shareholders:
  From net investment income...........           --            --      (350,000)   (4,236,128)
                                        ------------  ------------  ------------  ------------
  Net decrease in net assets from
   distributions.......................           --            --      (350,000)   (4,236,128)
                                        ------------  ------------  ------------  ------------
From Capital Stock Transactions:
  Net proceeds from sale of capital
   stock...............................   93,843,250    97,758,247   176,667,218   193,980,393
  Proceeds from Fund
   Reorganization (Note 2).............           --            --    25,655,402            --
  Reinvestment of dividends............           --            --       159,088     1,900,290
  Net cost of capital stock
   redeemed............................  (37,258,215)  (64,957,753)  (98,468,090)  (92,751,167)
                                        ------------  ------------  ------------  ------------
  Net increase in net assets resulting
   from capital stock
   transactions........................   56,585,035    32,800,494   104,013,618   103,129,516
                                        ------------  ------------  ------------  ------------
Net Increase in Net Assets.............   78,264,343    14,181,884   172,286,110    54,744,640
                                        ------------  ------------  ------------  ------------
Net Assets:
  Beginning of period..................  150,729,410   136,547,526   501,467,028   446,722,388
                                        ------------  ------------  ------------  ------------
  End of period........................ $228,993,753  $150,729,410  $673,753,138  $501,467,028
                                        ------------  ------------  ------------  ------------
  Undistributed net investment
   income.............................. $         --            --  $         --  $     99,454
                                        ============  ============  ============  ============
Share Transactions:
  Issued...............................    9,302,353     8,527,601    13,884,439    13,733,342
  Issued in connection with Fund
   Reorganization (Note 2).............           --            --     1,971,445            --
  Reinvested...........................           --            --        12,758       134,391
  Redeemed.............................   (3,746,117)   (5,784,957)   (7,799,926)   (6,833,393)
                                        ------------  ------------  ------------  ------------
  Net Increase in Shares...............    5,556,236     2,742,644     8,068,716     7,034,340
                                        ============  ============  ============  ============

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                            STATEMENTS OF CHANGES IN NET ASSETS
                                                                    (Continued)
--------------------------------------------------------------------------------


                                          International Fund          Fixed Income Fund
                                     ---------------------------  -------------------------
                                     For the Year   For the Year  For the Year  For the Year
                                        Ended          Ended         Ended         Ended
                                     October 31,    October 31,   October 31,   October 31,
                                         2003           2002          2003          2002
                                     ------------  -------------  ------------  ------------
From Operations:
  Net investment income............. $  3,996,977  $   2,839,129  $  2,115,130  $ 1,735,693
  Net realized gains/(losses) on
   investments......................   (1,519,007)   (68,923,717)    1,204,400      116,123
  Net realized gains on foreign
   currency transactions............    1,906,738      3,413,491            --           --
  Net change in unrealized
   appreciation/(depreciation) on
   investments......................   96,516,920     11,024,467    (1,926,919)   1,156,310
  Net change in unrealized
   appreciation/(depreciation) on
   foreign currency
   translations.....................    1,140,541       (374,638)           --           --
                                     ------------  -------------  ------------  -----------
  Net increase/(decrease) in net
   assets from operations...........  102,042,169    (52,021,268)    1,392,611    3,008,126
                                     ------------  -------------  ------------  -----------
Distributions to Shareholders:
  From net investment income........   (6,450,000)       (87,484)   (2,485,204)  (1,540,770)
                                     ------------  -------------  ------------  -----------
  Net decrease in net assets from
   distributions....................   (6,450,000)       (87,484)   (2,485,204)  (1,540,770)
                                     ------------  -------------  ------------  -----------
From Capital Stock Transactions:
  Net proceeds from sale of capital
   stock............................  212,662,197    144,680,294    21,881,145   31,008,422
  Proceeds from Fund
   Reorganization (Note 2)..........           --             --    27,678,530           --
  Reinvestment of dividends.........    2,975,215         39,739     1,356,273      720,892
  Net cost of capital stock
   redeemed.........................  (92,457,245)  (113,301,634)  (16,981,996)  (9,499,183)
                                     ------------  -------------  ------------  -----------
  Net increase in net assets
   resulting from capital stock
   transactions.....................  123,180,167     31,418,399    33,933,952   22,230,131
                                     ------------  -------------  ------------  -----------
  Net Increase/(Decrease) in Net
   Assets...........................  218,772,336    (20,690,353)   32,841,359   23,697,487
                                     ------------  -------------  ------------  -----------
Net Assets:
  Beginning of period...............  299,917,318    320,607,671    54,212,365   30,514,878
                                     ------------  -------------  ------------  -----------
  End of period..................... $518,689,654  $ 299,917,318  $ 87,053,724  $54,212,365
                                     ------------  -------------  ------------  -----------
  Undistributed net investment
   income........................... $  5,731,522  $   2,864,316  $  1,005,425  $   598,439
                                     ============  =============  ============  ===========
Share Transactions:
  Issued............................   29,670,005     18,396,806     1,969,117    2,894,563
  Issued in connection with Fund
   Reorganization (Note 2)..........           --             --     2,403,798           --
  Reinvested........................      446,059          4,943       120,937       68,207
  Redeemed..........................  (13,212,183)   (14,492,143)   (1,527,769)    (887,240)
                                     ------------  -------------  ------------  -----------
  Net Increase in Shares............   16,903,881      3,909,606     2,966,083    2,075,530
                                     ============  =============  ============  ===========

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Concluded)
--------------------------------------------------------------------------------


                                                                            Municipal Bond Fund
                                                                        --------------------------
                                                                        For the Year  For the Year
                                                                           Ended         Ended
                                                                        October 31,   October 31,
                                                                            2003          2002
                                                                        ------------  ------------
From Operations:
  Net investment income................................................ $  1,995,813  $  1,781,314
  Net realized gains on investments....................................    1,216,164       693,035
  Net change in unrealized appreciation/(depreciation) on
   investments.........................................................     (324,920)      932,645
                                                                        ------------  ------------
  Net increase in net assets from operations...........................    2,887,057     3,406,994
                                                                        ------------  ------------
Distributions to Shareholders:
  From net investment income...........................................   (1,976,039)   (1,523,135)
  From capital gains...................................................     (692,470)     (576,059)
                                                                        ------------  ------------
  Net decrease in net assets from distributions........................   (2,668,509)   (2,099,194)
                                                                        ------------  ------------
From Capital Stock Transactions:
  Net proceeds from sale of capital stock..............................   38,087,753    25,311,936
  Reinvestment of dividends............................................    1,004,791       818,317
  Net cost of capital stock redeemed...................................  (19,894,335)  (11,746,173)
                                                                        ------------  ------------
  Net increase in net assets resulting from capital stock transactions.   19,198,209    14,384,080
                                                                        ------------  ------------
  Net Increase in Net Assets...........................................   19,416,757    15,691,880
                                                                        ------------  ------------
Net Assets:
  Beginning of period..................................................   62,258,216    46,566,336
                                                                        ------------  ------------
  End of period........................................................ $ 81,674,973  $ 62,258,216
                                                                        ------------  ------------
  Undistributed net investment income.................................. $    720,869  $    700,526
                                                                        ============  ============
Share Transactions:
  Issued...............................................................    3,342,446     2,285,600
  Reinvested...........................................................       88,716        76,431
  Redeemed.............................................................   (1,753,145)   (1,062,566)
                                                                        ------------  ------------
  Net Increase in Shares...............................................    1,678,017     1,299,465
                                                                        ============  ============

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                               October 31, 2003
--------------------------------------------------------------------------------


1. Organization: Old Westbury Funds, Inc. (the "Funds"), a Maryland corporation registered under the Investment Company Act of 1940 (the "Act"), is a diversified, open-end management investment company. The Funds' Articles of Incorporation permit the Funds' Board of Directors (the "Board") to create an unlimited number of series, each of which is a separate class of shares. At October 31, 2003, the Funds consisted of five separate investment portfolios (each portfolio individually referred to as a "Portfolio" and collectively as the "Portfolios") which are presented herein:

       Portfolio Name                        Investment Objective
       Old Westbury Core Equities Fund       Above-average long-term
       ("Core Equities Fund")                capital appreciation.
       Old Westbury Capital Opportunity Fund Capital appreciation.
       ("Capital Opportunity Fund")
       Old Westbury International Fund       Long-term growth of capital.
       ("International Fund")
       Old Westbury Fixed Income Fund        Total return (consisting of
       ("Fixed Income Fund")                 current income and capital
                                             appreciation).
       Old Westbury Municipal Bond Fund      Dividend income exempt from
       ("Municipal Bond Fund")               regular Federal income tax.

    The Funds were incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993.

    The Funds have authorized a total of 20 billion shares of common stock (par value $0.001 per share); each Portfolio is permitted to issue 4 billion of such shares.

2. Reorganizations: On June 6, 2003, the Capital Opportunity Fund acquired all the net assets of Brundage, Story and Rose Equity Fund ("BSR Equity Fund") and the Fixed Income Fund acquired all the net assets of Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund ("BSR Fixed Income Fund"). The Capital Opportunity and Fixed Income Funds are hereafter collectively referred to as the "Acquiring Funds" and the BSR Equity and BSR Fixed Income Funds are hereafter collectively referred to as the "Target Funds". These reorganizations were pursuant to Reorganization Plans approved by the Target Funds' shareholders on May 19, 2003. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Internal Revenue Code. Under each

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------


Reorganization Plan, shareholders of the Target Funds received shares in the Acquiring Funds with a value equal to their holdings in the Target Funds. The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Appreciation immediately before and after the reorganizations on June 6, 2003:

                                        Before              After
                                    Reorganization      Reorganization
                               ------------------------ --------------
                                 Capital       BSR         Capital
                               Opportunity    Equity     Opportunity
                                  Fund         Fund          Fund
                               ------------ ----------- --------------
          Shares..............   43,028,316   1,579,269    44,999,761
          Net Assets.......... $559,949,699 $25,655,402  $585,605,101
          Net Asset Value, per
            share............. $      13.01 $     16.25  $      13.01
          Net Unrealized
            Appreciation...... $ 35,284,694 $ 6,562,164  $ 41,846,858

                                        Before              After
                                    Reorganization      Reorganization
                               ------------------------ --------------
                                               BSR
                                  Fixed       Fixed         Fixed
                                 Income       Income        Income
                                  Fund         Fund          Fund
                               ------------ ----------- --------------
          Shares..............    5,454,656   2,431,650     7,858,454
          Net Assets.......... $ 62,807,641 $27,678,530  $ 90,486,171
          Net Asset Value, per
            share............. $      11.51 $     11.38  $      11.51
          Net Unrealized
            Appreciation...... $  3,937,007 $ 2,326,416  $  6,263,423

    3. Significant Accounting Policies: The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    A. Valuation of Investments. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------


day, the security is valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued at a fair value determined in accordance with procedures approved by the Board. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities.

    Securities traded in the over-the-counter market are valued at the mean of the last reported bid and asked prices from such sources as the Board deems appropriate to reflect their fair value.

    Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board designed to reflect in good faith the fair value of such securities. No securities held by the Portfolios at 10/31/03 were valued using this method.

    B. Futures Contracts. The Portfolios (except Municipal Bond Fund) may invest in equity index or financial futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the contract at the close of the last trading day and the price at which the contract was originally written. The International Fund may also invest in foreign currency futures contracts. Upon entering into a futures contract, the Portfolios are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolios each day, depending on the daily fluctuations in fair value of the underlying index. The Portfolios recognize a gain or loss equal to the variation margin. These futures contracts permit the Portfolios to meet their objectives at a lower cost than investing directly in the underlying securities, while permitting the equivalent of an investment in a portfolio of the underlying securities. The potential risk to the Portfolios is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------



    C. Foreign Currency Translation. The books and records of the Portfolios are maintained in United States dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into United States dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into United States dollars at the exchange rate on the dates of the transactions.

    Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies including the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

    D. Forward Foreign Currency Contracts. The International Fund may enter into forward foreign currency contracts to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward foreign currency contract ("Forward") is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Forward is marked-to-market daily on the Statement of Assets and Liabilities and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation on the Statement of Operations. The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When the Forward is closed or settled, the Portfolio records a realized gain or loss equal to the fluctuation in rates during the period the Forward was open. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

    As of October 31, 2003, the Old Westbury International Fund had the following open forward foreign currency contracts:

                                                               Unrealized
                          Delivery   Contract      Market    Appreciation/
     Currency/Type          Date      Value        Value     (Depreciation)
     -------------        -------- -----------  -----------  --------------
     Euro Dollar/Long     11/03/03 $ 3,536,499  $ 3,516,173     $(20,326)
     Euro Dollar/Long     11/04/03   3,027,180    3,022,087       (5,093)
     Euro Dollar/Short    11/03/03  (3,429,907)  (3,410,194)      19,713
     Euro Dollar/Short    11/04/03  (3,017,728)  (2,995,925)      21,803
                                   -----------  -----------     --------
     Total Open Contracts          $   116,044  $   132,141     $ 16,097
                                   -----------  -----------     --------

    E. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Realized gains and losses on

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------


security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Funds are informed of the dividends. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis for each of the Portfolios and includes the amortization of premiums and accretion of discounts.

    F. Distributions to Shareholders. Dividends from net investment income are declared and paid at least semi-annually for the Fixed Income and Municipal Bond Funds and at least annually for the Core Equities, Capital Opportunity and International Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

    The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

    G. Expenses. Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Portfolios are prorated to each Portfolio on the basis of relative net assets or other appropriate basis.

4. Related Party Transactions:

    A. Investment Advisory Fees. The Portfolios' investment adviser is Bessemer Investment Management LLC ("BIM"), a wholly-owned subsidiary of Bessemer Trust Company, N.A. ("Bessemer"). BIM is a registered investment adviser formed on May 2, 2001, by Bessemer to conduct all of its investment advisory activities. Prior to May 2, 2001, the investment advisory activities were performed by Bessemer. The investment advisory fee paid to BIM for advisory services is computed daily and paid monthly in accordance with the following schedule:

    Core Equities and Capital Opportunity Funds--0.70% of the first $100 million of the Portfolio's average net assets, 0.65% of the second $100 million of such assets and 0.60% of such assets exceeding $200 million.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------



    International Fund--0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million. The Bessemer Group (U.K.) Ltd. ("BGUK"), a wholly-owned subsidiary of The Bessemer Group, Incorporated ("BGI"), serves as sub-adviser to the Portfolio. Under the agreement, BIM will pay BGUK in accordance with the following fee schedule: 0.55% of the first $500 million of the Portfolio's average net assets, 0.45% of the second $500 million of such assets and 0.35% of such assets exceeding $1 billion.

    Fixed Income and Municipal Bond Funds--0.45% of the first $100 million of the Portfolio's average net assets, 0.40% of the second $100 million of such assets and 0.35% of such assets exceeding $200 million.

    B. Administration Fees. BISYS Fund Services Ohio, Inc. (the "Administrator") serves as the administrator to the Portfolios. Under the terms of the administration agreement, the Administrator's fee is computed at the annual rate of 0.12% of the total average daily net assets of the Portfolios within the Funds up to $450 million, 0.10% of the total average daily net assets of the Portfolios between $450 million and $750 million, 0.075% of the total average daily net assets of the Portfolios between $750 million and $1.5 billion, and 0.05% of the total average daily net assets of the Portfolios greater than $1.5 billion.

    C. Distribution and Service Plan and Distribution Reimbursement Fees. The Board adopted a distribution and service plan (the "Plan") for the Portfolios pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Portfolios entered into a distribution agreement and a shareholder servicing agreement with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS LP") and a shareholder servicing agreement with Bessemer Trust. Under its shareholder servicing agreement, Bessemer receives payments from the Portfolios to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, BISYS LP receives payments from the Portfolios to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the Portfolios attributable to Bessemer clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------


servicing fees in the aggregate payable to BISYS LP and Bessemer will not exceed 0.25% per annum of the Portfolios' average daily net assets.

    The distribution agreement with BISYS LP provides for reimbursement to BISYS LP by the Portfolios for its distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolios' shares in an amount not to exceed 0.10% per annum for each of the Portfolio's average daily net assets.

    In addition, the Portfolios will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum for each of the Portfolio's average daily net assets.

    D. Directors' Fees. Each Director who is not an "interested person" (as defined in the Act) of the Funds receives a $25,000 annual retainer plus $3,000 per meeting attended ($1,000 for any special meetings, including audit committee meetings) and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings. The elected chairman receives an additional $5,000 annual fee.

    E. Custody Fees. The Portfolios have retained Bessemer Trust Company ("BTCO"), a wholly-owned subsidiary of BGI to serve as the Portfolios' custodian. BTCO is responsible for maintaining the books and records of the Portfolios' securities and cash. For providing these services, BTCO receives from each Portfolio a fee accrued and paid monthly at an annual rate equal to 0.15% (0.20% for the International Fund) of the average daily net assets of each Portfolio.

    F. Fee Waivers. The Adviser (BIM) may voluntarily waive a portion of its management fee to limit the Portfolios' total expenses. The Adviser may terminate this voluntary waiver at any time. These waiver amounts are disclosed on the Statements of Operations.

5. Purchases and Sales of Securities: For the year ended October 31, 2003, purchases and sales of investment securities other than short-term investments were as follows:

               Portfolio Name            Purchases      Sales
               --------------           ------------ ------------
               Core Equities Fund...... $221,272,361 $131,161,646
               Capital Opportunity Fund  109,098,296   10,861,387
               International Fund......  594,204,991  484,576,578
               Fixed Income Fund.......   45,757,220   31,525,735
               Municipal Bond Fund.....   56,786,970   43,135,857

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2003 (Continued)
--------------------------------------------------------------------------------



6. Federal Income Taxes:

    It is the policy of each Portfolio to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

    The tax character of distributions from the Funds during the fiscal year ended October 31, 2003 was as follows (amounts in thousands):

                              Core     Capital                 Fixed  Municipal
                            Equities Opportunity International Income   Bond
                              Fund      Fund         Fund       Fund    Fund
                            -------- ----------- ------------- ------ ---------
Distributions paid from:
Net Investment Income......   $--       $350        $6,450     $2,485  $  376
Net Long Term Capital Gains    --         --            --         --     325
                              ---       ----        ------     ------  ------
Total Taxable Distributions    --        350         6,450      2,485     701
Tax Exempt Distributions...    --         --            --         --   1,968
                              ---       ----        ------     ------  ------
Total Distributions Paid...   $--       $350        $6,450     $2,485  $2,669
                              ===       ====        ======     ======  ======

    The tax character of distributions from the Funds during the fiscal year ended October 31, 2002 was as follows (amounts in thousands):

                              Core     Capital                 Fixed  Municipal
                            Equities Opportunity International Income   Bond
                              Fund      Fund         Fund       Fund    Fund
                            -------- ----------- ------------- ------ ---------
Distributions paid from:
Net Investment Income......   $--      $4,236         $87      $1,541  $  435
Net Long Term Capital Gains    --          --          --          --     149
                              ---      ------         ---      ------  ------
Total Taxable Distributions    --       4,236          87       1,541     584
Tax Exempt Distributions...    --          --          --          --   1,515
                              ---      ------         ---      ------  ------
Total Distributions Paid...   $--      $4,236         $87      $1,541  $2,099
                              ===      ======         ===      ======  ======

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 2003 (Continued)
--------------------------------------------------------------------------------



    As of October 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

                                  Core      Capital                 Fixed   Municipal
                                Equities  Opportunity International Income    Bond
                                  Fund       Fund         Fund       Fund     Fund
                                --------  ----------- ------------- ------  ---------
Undistributed Tax Exempt
 Income........................ $     --   $     --     $      --   $   --   $  721
Undistributed Ordinary Income..       --         --         5,748    1,004      430
Undistributed Long-Term Capital
 Gains.........................       --         --            --      532      786
                                --------   --------     ---------   ------   ------
Accumulated Earnings...........       --         --         5,748    1,536    1,937
Accumulated Capital and Other
 Losses........................  (52,224)   (33,953)     (180,750)     (78)      --
Unrealized Appreciation/
 (Depreciation)................   28,904     90,301        64,818    2,622    2,477
                                --------   --------     ---------   ------   ------
Total Accumulated Earnings/
 (Deficit)..................... $(23,320)  $ 56,348     $(110,184)  $4,080   $4,414
                                ========   ========     =========   ======   ======

    Capital Loss Carryforward: At October 31, 2003, each of the following Portfolios had capital loss carryforwards for federal income tax purposes, which will expire in the following years:

Portfolio Name         2006       2007      2008       2009        2010        2011        Total
--------------      ---------- ---------- -------- ------------ ----------- ----------- ------------
Core Equities Fund. $1,758,944         -- $670,712 $ 17,467,850 $30,679,255 $ 1,646,965 $ 52,223,726
Capital Opportunity
 Fund..............         -- $1,584,725  511,853      745,424  18,089,884  13,020,779   33,952,665
International Fund.         --         --       --  108,641,407  66,634,575   5,474,303  180,750,285
Fixed Income Fund..         --         --       --       78,167          --          --       78,167

    The capital loss carryforward will reduce the applicable Portfolio's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Portfolios of any liability for federal tax.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2003 (Concluded)
--------------------------------------------------------------------------------



    Foreign Tax Credit Pass Through: For the fiscal year ended October 31, 2003, the International Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign tax expenses on October 31, 2003 are as follows:

                                           Foreign Tax
                                           Pass Through
                                           ------------
                        International Fund  $1,324,527

Additional Tax Information (unaudited):

    For the fiscal year ended October 31, 2003, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV. For the year ended October 31, 2003, none of the Portfolios paid qualified dividends.

7. Subsequent Event: Distributions (Unaudited): The following information summarizes per share distributions paid by each of the following Portfolios on December 23, 2003, to shareholders record on December 18, 2003.

                                                                 Foreign Taxes
                                         Capital Gains Per Share    Paid or
                              Net Income -----------------------   Withheld
     Portfolio Name           Per Share  Long-Term   Short-Term    Per Share
     --------------           ---------- ---------   ----------  -------------
     Core Equities Fund......        --        --           --           --
     Capital Opportunity Fund        --        --           --           --
     International Fund......  $0.09113        --           --     $0.02100
     Fixed Income Fund.......   0.19508        --           --           --
     Municipal Bond Fund.....   0.15158  $0.10863     $0.05944           --

                                                       OLD WESTBURY FUNDS, INC.
                                                           FINANCIAL HIGHLIGHTS
                                 (For a share outstanding throughout each year)
--------------------------------------------------------------------------------



                                                  Core Equities Fund
                             -----------------------------------------------------------
                               For the     For the     For the      For the     For the
                             Year Ended  Year Ended  Year Ended   Year Ended  Year Ended
                             October 31, October 31, October 31,  October 31, October 31,
                                2003        2002        2001         2000        1999
                             ----------- ----------- -----------  ----------- -----------
Net asset value, beginning
 of year....................  $   9.85    $  10.88    $  14.85     $  12.99     $ 10.01
                              --------    --------    --------     --------     -------
Investment Operations:
  Net investment income/
   (loss)...................     (0.02)      (0.01)         --(a)     (0.06)      (0.03)
  Net realized and
   unrealized gains/
   (losses) on
   investments and
   futures..................      1.15       (1.02)      (3.97)        1.92        3.02
                              --------    --------    --------     --------     -------
   Total from investment
    operations..............      1.13       (1.03)      (3.97)        1.86        2.99
                              --------    --------    --------     --------     -------
Distributions:
  Net investment
   income...................        --          --          --           --       (0.01)
                              --------    --------    --------     --------     -------
   Total Distributions......        --          --          --           --       (0.01)
                              --------    --------    --------     --------     -------
Net asset value, end of
 year.......................  $  10.98    $   9.85    $  10.88     $  14.85     $ 12.99
                              ========    ========    ========     ========     =======
Total Return................     11.5%       (9.5%)     (26.7%)       14.3%       29.9%
Annualized Ratios/
 Supplementary Data:
Net Assets at end of year
 (000)......................  $228,994    $150,729    $136,548     $171,308     $84,566
Ratio of expenses to
 average net assets.........     1.25%       1.25%       1.25%        1.28%       1.23%
Ratio of net investment loss
 to average net assets......    (0.20%)     (0.08%)     (0.04%)      (0.50%)     (0.41%)
Ratio of expenses to
 average net assets*........     1.27%       1.26%       1.28%           (b)      1.42%
Ratio of net investment loss
 to average net assets*.....    (0.22%)     (0.09%)     (0.07%)          (b)     (0.60%)
Portfolio turnover rate.....       88%         84%         75%         121%        116%

--------------------------------------------------------------------------------
* During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) Less than $0.01 per share.
(b) There were no voluntary fee reductions during the period.

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)
--------------------------------------------------------------------------------


                                             Capital Opportunity Fund
                           -------------------------------------------------------------
                             For the      For the      For the     For the     For the
                           Year Ended   Year Ended   Year Ended  Year Ended  Year Ended
                           October 31,  October 31,  October 31, October 31, October 31,
                              2003         2002         2001        2000        1999
                           -----------  -----------  ----------- ----------- -----------
Net asset value, beginning
 of year..................  $  12.58     $  13.61     $  14.04    $  11.31    $  10.63
                            --------     --------     --------    --------    --------
Investment Operations:
  Net investment income/
   (loss).................        --(a)        --(a)      0.17        0.11        0.04
  Net realized and
   unrealized gains/
   (losses) on
   investments............      1.49        (0.91)       (0.46)       2.65        0.64
                            --------     --------     --------    --------    --------
   Total from investment
    operations............      1.49        (0.91)       (0.29)       2.76        0.68
                            --------     --------     --------    --------    --------
Distributions:
  Net investment
   income.................     (0.01)       (0.12)       (0.14)      (0.03)         --
                            --------     --------     --------    --------    --------
   Total Distributions....     (0.01)       (0.12)       (0.14)      (0.03)         --
                            --------     --------     --------    --------    --------
Net asset value, end of
 year.....................  $  14.06     $  12.58     $  13.61    $  14.04    $  11.31
                            ========     ========     ========    ========    ========
Total Return..............     11.8%        (6.8%)       (2.1%)      24.4%        6.4%
Annualized Ratios/
 Supplementary Data:
Net Assets at end of year
 (000)....................  $673,753     $501,467     $446,722    $370,240    $205,919
Ratio of expenses to
 average net assets.......     1.19%        1.18%        1.23%       1.34%       1.38%
Ratio of net investment
 income/(loss) to average
 net assets...............    (0.01%)       0.07%        1.28%       1.00%       0.12%
Ratio of expenses to
 average net assets*......        (b)          (b)          (b)         (b)      1.40%
Ratio of net investment
 income/(loss) to average
 net assets*..............        (b)          (b)          (b)         (b)      0.10%
Portfolio turnover rate...        3%          13%           3%        126%        102%

--------------------------------------------------------------------------------
* During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) Less than $0.01 per share.
(b) There were no voluntary fee reductions during the period.

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                                           FINANCIAL HIGHLIGHTS
                                 (For a share outstanding throughout each year)
--------------------------------------------------------------------------------


                                                  International Fund
                           ---------------------------------------------------------------
                             For the       For the      For the      For the      For the
                           Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                           October 31,   October 31,  October 31,  October 31,  October 31,
                              2003          2002         2001         2000         1999
                           -----------   -----------  -----------  -----------  -----------
Net asset value, beginning
 of year..................  $   6.90      $   8.11     $  11.89     $  12.24     $   9.74
                            --------      --------     --------     --------     --------
Investment Operations:
  Net investment
   income.................      0.07          0.06         0.05         0.06         0.14
  Net realized and
   unrealized gains/
   (losses) on
   investments............      1.77         (1.27)       (3.13)       (0.25)        2.61
                            --------      --------     --------     --------     --------
   Total from investment
    operations............      1.84         (1.21)       (3.08)       (0.19)        2.75
                            --------      --------     --------     --------     --------
Distributions:
  Net investment
   income.................     (0.15)           --(a)     (0.04)       (0.16)       (0.25)
  Net realized gains......        --            --        (0.66)          --           --
                            --------      --------     --------     --------     --------
   Total Distributions....     (0.15)           --        (0.70)       (0.16)       (0.25)
                            --------      --------     --------     --------     --------
Net asset value, end of
 year.....................  $   8.59      $   6.90     $   8.11     $  11.89     $  12.24
                            ========      ========     ========     ========     ========
Total Return..............     27.2%        (14.9%)      (27.4%)       (1.6%)       28.8%
Annualized Ratios/
 Supplementary Data:
Net Assets at end of year
 (000)....................  $518,690      $299,917     $320,608     $450,325     $226,072
Ratio of expenses to
 average net assets.......     1.36%         1.36%        1.37%        1.37%        1.43%
Ratio of net investment
 income to average net
 assets...................     1.08%         0.89%        0.46%        0.49%        0.80%
Ratio of expenses to
 average net assets*......          (b)           (b)          (b)          (b)     1.46%
Ratio of net investment
 income to average net
 assets*..................           (b)          (b)          (b)          (b)     0.77%
Portfolio turnover rate...      143%          160%         154%         103%         160%

--------------------------------------------------------------------------------
* During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) Less than $0.01 per share.
(b) There were no voluntary fee reductions during the period.

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)
--------------------------------------------------------------------------------


                                                   Fixed Income Fund
                              ----------------------------------------------------------
                                For the     For the     For the     For the     For the
                              Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                              October 31, October 31, October 31, October 31, October 31,
                                 2003        2002        2001        2000        1999
                              ----------- ----------- ----------- ----------- -----------
Net asset value, beginning
 of year.....................   $ 11.14     $ 10.94     $ 10.13     $ 10.07     $10.93
                                -------     -------     -------     -------     ------
Investment Operations:
  Net investment
   income**..................      0.30        0.39        0.56        0.52       0.48
  Net realized and
   unrealized gains/(losses)
   on investments**..........      0.09        0.22        0.76        0.10      (0.75)
                                -------     -------     -------     -------     ------
   Total from investment
    operations...............      0.39        0.61        1.32        0.62      (0.27)
                                -------     -------     -------     -------     ------
Distributions:
  Net investment income......     (0.41)      (0.41)      (0.51)      (0.56)     (0.51)
  Net realized gains.........        --          --          --          --      (0.08)
                                -------     -------     -------     -------     ------
   Total Distributions.......     (0.41)      (0.41)      (0.51)      (0.56)     (0.59)
                                -------     -------     -------     -------     ------
Net asset value, end of
 year........................   $ 11.12     $ 11.14     $ 10.94     $ 10.13     $10.07
                                =======     =======     =======     =======     ======
Total Return.................      3.5%        5.9%       13.4%        6.5%      (2.7%)
Annualized Ratios/
 Supplementary Data:
Net Assets at end of year
 (000).......................   $87,054     $54,212     $30,515     $18,105     $9,208
Ratio of expenses to average
 net assets..................     1.05%       1.05%       1.05%       1.05%      1.05%
Ratio of net investment
 income to average net
 assets**....................     3.04%       4.09%       5.51%       5.66%      4.96%
Ratio of expenses to average
 net assets*.................     1.11%       1.13%       1.17%       1.47%      3.16%
Ratio of net investment
 income to average net
 assets*.....................     2.98%       4.01%       5.39%       5.24%      2.85%
Portfolio turnover rate......       54%         25%         52%         28%        83%

--------------------------------------------------------------------------------
* During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
** As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03 and decrease the ratio of net investment income to average net assets from 4.09% to 3.77%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                                           FINANCIAL HIGHLIGHTS
                                 (For a share outstanding throughout each year)
--------------------------------------------------------------------------------


                                                   Municipal Bond Fund
                               -----------------------------------------------------------
                                 For the      For the     For the     For the     For the
                               Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                               October 31,  October 31, October 31, October 31, October 31,
                                  2003         2002        2001        2000        1999
                               -----------  ----------- ----------- ----------- -----------
Net asset value, beginning
 of year......................   $ 11.37      $ 11.16     $ 10.35     $  9.92     $ 10.62
                                 -------      -------     -------     -------     -------
Investment Operations:
  Net investment income.......      0.32(a)      0.34        0.35        0.39        0.31
  Net realized and unrealized
   gains/(losses) on
   investments................      0.19         0.32        0.79        0.46       (0.65)
                                 -------      -------     -------     -------     -------
   Total from investment
    operations................      0.51         0.66        1.14        0.85       (0.34)
                                 -------      -------     -------     -------     -------
Distributions:
  Net investment income.......     (0.33)       (0.32)      (0.33)      (0.42)      (0.32)
  Net realized gains..........     (0.13)       (0.13)         --          --       (0.04)
                                 -------      -------     -------     -------     -------
   Total Distributions........     (0.46)       (0.45)      (0.33)      (0.42)      (0.36)
                                 -------      -------     -------     -------     -------
Net asset value, end of
 year.........................   $ 11.42      $ 11.37     $ 11.16     $ 10.35     $  9.92
                                 =======      =======     =======     =======     =======
Total Return..................      4.6%         6.2%       11.2%        8.8%       (3.3%)
Annualized Ratios/
 Supplementary Data:
Net Assets at end of year
 (000)........................   $81,675      $62,258     $46,566     $25,542     $19,484
Ratio of expenses to average
 net assets...................     1.05%        1.05%       1.05%       1.05%       1.05%
Ratio of net investment income
 to average net assets........     2.81%        3.30%       3.63%       4.03%       3.50%
Ratio of expenses to average
 net assets*..................     1.08%        1.09%       1.12%       1.26%       2.05%
Ratio of net investment income
 to average net assets*.......     2.78%        3.26%       3.56%       3.82%       2.50%
Portfolio turnover rate.......       65%          71%         74%        106%         96%

--------------------------------------------------------------------------------
* During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) Calculated using average shares outstanding.

                      See Notes to Financial Statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------



To the Shareholders and Board of Directors of Old Westbury Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Old Westbury Funds, Inc. (the "Funds"), comprising Old Westbury Core Equities Fund, Old Westbury Capital Opportunity Fund, Old Westbury International Fund, Old Westbury Fixed Income Fund, and Old Westbury Municipal Fund, as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the Funds' custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Old Westbury Funds, Inc. as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
December 23, 2003

                                                      DIRECTORS AND OFFICERS OF
                                                       OLD WESTBURY FUNDS, INC.
--------------------------------------------------------------------------------



Interested Directors and Officers. The table below sets forth certain information about each of the Funds' Interested Directors, as well as its Executive Officers.

                                     Term of                            Number of
                                     Office;                            Portfolios      Other
                       Position(s)    Term                               in Fund   Directorships/1/
                        Held with   Served in  Principal Occupation(s)   Complex       Held by
Name, Address, and Age    Fund       Office      During Past 5 Years     Overseen     Director
---------------------- ----------- ----------- ------------------------ ---------- ---------------
  John R. Whitmore.... Director    Indefinite; Consultant, Bessemer        6             7
  630 Fifth Avenue                 4 Years     Trust Company, N.A.
  New York, NY 10111                           (Since 1999); President,
  Age: 70                                      CEO & Director of
                                               Bessemer Group, Inc.
                                               and subsidiaries of
                                               Bessemer Trust
                                               Company, N.A.
                                               (1975-1998).

  Peter C. Artemiou... Vice        Indefinite; Senior Vice President       N/A           N/A
  630 Fifth Avenue     President   1 Year,     and Controller
  New York, NY 10111               5 Months    Alternative Assets, The
  Age: 40                                      Bessemer Group,
                                               Incorporated and
                                               Bessemer Trust
                                               Company, N.A.
                                               (Since 2000); Assistant
                                               Vice President The
                                               Bessemer Group,
                                               Incorporated and all
                                               bank subsidiaries
                                               (1996-2000).

  John J. Hederman.... Vice        Indefinite; Principal & Compliance      N/A           N/A
  630 Fifth Avenue     President   1 Year,     Officer, Bessemer
  New York, NY 10111               5 Months    Trust Company, N.A.
  Age: 53                                      (Since May 2002);
                                               Director of Internal
                                               Audit Department,
                                               Bessemer Trust
                                               Company (1996-2001).

  Don J. Andrews...... Vice        Indefinite; Managing Director and       N/A           N/A
  630 Fifth Avenue     President   10 Months   Chief Compliance
  New York, NY 10111   and                     Officer, Bessemer Trust
  Age: 45              Compliance              Company, N.A. (Since
                       Officer                 October 2002); Chief
                                               Compliance Officer,
                                               Van Kampen
                                               Investments, Inc.
                                               (1999-2002); Deputy
                                               General Counsel,
                                               EVEREN Securities,
                                               Inc. (1993-1999).

  Walter B. Grimm..... President   Indefinite; Senior Vice President       N/A           N/A
  3435 Stelzer Road                3 Years,    and Client Services
  Columbus, OH 43219               1 Month     Executive, BISYS Fund
  Age: 58                                      Services (Since 1995).

DIRECTORS AND OFFICERS OF
OLD WESTBURY FUNDS, INC.
(Continued)
--------------------------------------------------------------------------------


                                     Term of                           Number of
                                     Office;                           Portfolios      Other
                       Position(s)    Term                              in Fund   Directorships/1/
                        Held with   Served in  Principal Occupation(s)  Complex       Held by
Name, Address, and Age    Fund       Office      During Past 5 Years    Overseen     Director
---------------------- ----------- ----------- ----------------------- ---------- ---------------
 Curtis Barnes........  Secretary  Indefinite; Vice President--           N/A           N/A
 60 State Street                   3 Years,    Registration, Legal
 Suite 1300                        1 Month     Services, BISYS Fund
 Boston, MA 02109                              Services (Since 1995).
 Age: 50

 Arthur A. Jensen.....  Treasurer  Indefinite; Vice President,            N/A           N/A
 3435 Stelzer Road                 5 Months    Financial Services,
 Columbus, OH 43219                            BISYS Fund Services
 Age: 37                                       (Since June 2001);
                                               formerly Section
                                               Manager of Northern
                                               Trust Co. and
                                               Accounting Supervisor
                                               at Allstate Insurance
                                               Co.

 Jennifer J. Hankins..  Vice       Indefinite; Director of Client         N/A           N/A
 3435 Stelzer Road      President  3 Years,    Services, BISYS Fund
 Columbus, OH 43219                1 Month     Services (Since 1990).
 Age: 36

 Alaina V. Metz.......  Assistant  Indefinite; Chief Administrative       N/A           N/A
 3435 Stelzer Road      Secretary  3 Years,    Officer, Blue Sky
 Columbus, OH 43219                1 Month     Compliance, BISYS
 Age: 36                                       Fund Services
                                               (Since 1994).

/1/ Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
    Section 15(d) of the Exchange Act.

                                           OFFICERS AND INTERESTED DIRECTORS OF
                                                       OLD WESTBURY FUNDS, INC.
                                                                    (Concluded)
--------------------------------------------------------------------------------


Independent Directors. The following table sets forth certain information about the Funds' Independent Directors.

                                      Term of                           Number of
                                      Office;                           Portfolios      Other
                        Position(s)    Term                              in Fund   Directorships/1/
                         Held with   Served in  Principal Occupation(s)  Complex       Held by
Name, Address, and Age     Fund       Office      During Past 5 Years    Overseen     Director
----------------------  ----------- ----------- ----------------------- ---------- ---------------
Eugene P. Beard          Director   Indefinite; Vice Chairman--Finance      6             2
372 Danbury Road,                   5 Years     & Operations, The
2nd Floor                                       Interpublic Group of
Wilton, CT 06897                                Companies, Inc.
Age: 68

Robert M. Kaufman, Esq.  Chairman   Indefinite; Partner, Proskauer Rose     6             2
1585 Broadway            of the     10 Years    LLP, Attorneys at Law.
New York, NY 10036       Board;
Age: 74                  Director

/1/ Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
    Section 15(d) of the Exchange Act.
--------
The Statement of Additional Information ("SAI") includes additional information about the Funds' directors and officers. To obtain a copy of the SAI, without charge, call (800) 607-2200.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

A Special Meeting of shareholders of the Old Westbury Capital Opportunity Fund (the "Fund") was held on July 24, 2003 at 3435 Stelzer Road, Columbus, Ohio 43219, for the purpose of seeking to approve a sub-advisory contract among the Old Westbury Funds, Inc., on behalf of the Fund, Bessemer Investment Management LLC (the "Adviser"), the investment adviser to the Fund, and Glynn Capital Management LLC ("Glynn Capital"), that would allow Glynn Capital to manage a portion of the assets of the Fund as determined by the Adviser from time-to-time (the "Proposal"). As of the record date, there were 44,932,575 shares of the Fund outstanding and entitled to vote at the Special Meeting. A majority of the outstanding voting shares of the Fund approved the Proposal by the following votes:

           FOR                      AGAINST                    ABSTAIN
       41,625,203                   62,153                      8,482

Investment Adviser:                Administrator:
Bessemer Investment Management LLC BISYS Fund Services Ohio, Inc.
630 Fifth Avenue                   3435 Stelzer Road
New York, NY 10111                 Columbus, OH 43219
(212) 708-9100
                                   Shareholder Servicing Agent:
Distributor and Shareholder        Bessemer Trust Company, N.A.
Servicing Agent:                   630 Fifth Avenue
BISYS Fund Services LP             New York, NY 10111
3435 Stelzer Road                  (212) 708-9100
Columbus, OH 43219
                                   Independent Auditors:
Transfer Agent:                    Deloitte & Touche LLP
BISYS Fund Services Ohio, Inc.     180 N. Stetson Avenue
3435 Stelzer Road                  Chicago, Illinois 60601
Columbus, OH 43219

Custodian:
Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ 07095


Cusip 680414307
Cusip 680414208
Cusip 680414109
Cusip 680414406
Cusip 680414505
(OWF-0004)
(12/03)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Bessemer Investment Management LLC and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report.

Item 2. Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 10 (a)(1).

Item 3. Audit Committee Financial Expert.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

              (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

              (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Eugene P. Beard. He is an independent trustee.

Item 4. Principal Accountant Fees and Services.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

             (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Only effective for annual reports with periods ending on or after December 15, 2003.

Item 5.  Audit Committee of Listed Registrants.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities. Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

         (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                Old Westbury Funds, Inc.
            --------------------------------------------------------------------

By (Signature and Title)* /s/ Arthur A. Jensen       Arthur A. Jensen, Treasurer
                         -------------------------------------------------------

Date 12/30/03
     -----------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Arthur A. Jensen       Arthur A. Jensen, Treasurer
                         -------------------------------------------------------

Date 12/30/03
     -----------------

By (Signature and Title)* /s/ Walter B. Grimm         Walter B. Grimm, President
                         -------------------------------------------------------

Date 12/30/03
     -----------------

* Print the name and title of each signing officer under his or her signature.